Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates


Distribution Date                                                    8/17/98
Collection Period                                                    7/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,264,794.47

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $193,007.52

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,071,786.95

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $26.82

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.29

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.53

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $124,317.04

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $15,275.62

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $109,041.42

           (j)      Scheduled Payments due in such Collection Period                                   $1,537,710.54

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,488,059.01

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $36,661,499.65

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments allocated to principal in
                    paragraph A.1.(c) above                                                           $34,589,712.68

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9434888

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $75,595.05

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $2,444.10

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $0.90

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.03

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $22,503.55

           (b)      Distributions (to) from Collection Account                                            ($1,991.71)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $90.46

           (d)      Ending Payahead Account Balance                                                       $20,602.30

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,188,456.90
                           Spread Account Balance                                                      $5,188,456.90

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($786,128.65)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                      $9,554.02

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $659,528.65

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                134
                           Aggregate Gross Amount                                                      $1,249,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                 96
                           Aggregate Gross Amount                                                        $913,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.56%

           (b)      Average Delinquency Ratio                                                                  5.33%

           (c)      Cumulative Default Ratio                                                                  16.95%

           (d)      Cumulative Net Loss Ratio                                                                 12.38%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,287,671.57
     Lock Box NSF Items:                                                                                  (41,658.08)
     Transfers from (to) Payahead Account:                                                                  1,991.71
     Collection Account Interest                                                                            8,835.02
     Payahead Account Interest                                                                                 90.46
     Total Collection Proceeds:                                                                         2,256,930.68
     For Distribution Date:                                                                                  8/17/98
     For Determination Date:                                                                                 8/10/98
     For Collection Period:                                                                                     7/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 36,661,499.65
                                  Principal portion of payments collected (non-prepayments)                              837,477.05
                                  Prepayments in full allocable to principal                                             513,274.00
                           Collections allocable to principal                                           1,350,751.05
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    170,548.67
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,521,299.72

                    Realized Losses                                                                       659,528.65
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    34,480,671.28

           Interest
                           Collections allocable to interest                                              650,581.96
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       85,049.00
                                                                                                  -------------------
                    Total Interest                                                                        735,630.96

     Certificate Information
           Beginning of Period Class A Principal Balance                                               34,828,424.67
           Beginning of Period Class B Principal Balance                                                1,833,074.96

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,974,585.55
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           14,492.55
           Aggregate Payahead Balance                                                                      20,511.84
           Aggregate Payahead Balance for preceding Distribution Date                                      22,503.55
           Interest Earned on Payahead Balances                                                                90.46
           Scheduled Payments due in Collection Period                                                  1,537,710.54
           Scheduled Payments collected in Collection Period                                            1,488,059.01
           Aggregate Amount of Realized Losses for preceding Distribution Date                            659,528.65

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   246.69
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               134   1,249,000.00
           60+ days delinquent                                                                                    96     913,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                   0           0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,162,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     315,863.03

           Delinquency Ratio for second preceding Determination Date                                           5.17%
           Delinquency Ratio for third preceding Determination Date                                            5.26%

           Cumulative Defaults for preceding Determination Date                                        14,756,140.07

           Cumulative Net Losses for preceding Determination Date                                      10,434,895.91

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,001,333.01
                           Liquidation Proceeds                                                           170,548.67
                           Recoveries                                                                      85,049.00
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,256,930.68

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      837,477.05
                           Prepayments in full allocable to principal                                     513,274.00
                           Principal Balance of Liquidated Receivables                                    830,077.32
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,180,828.37

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,180,828.37
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,071,786.95
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,071,786.95

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          34,828,424.67
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 193,007.52

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,180,828.37
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                109,041.42

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,833,074.96
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         15,275.62

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,256,930.68
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,264,794.47
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                15,275.62
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                109,041.42
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     704.96
                    Standby Servicer distributions                                                          2,444.10
                    Servicer distributions                                                                 75,595.05
                    Collateral Agent distributions                                                            458.27
                    Reimbursement Obligations                                                               9,554.02
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                        2,444.10      2,256,930.68     2,444.10   2,256,930.68
         Servicing Fee (2.0%)                                              61,102.50      2,254,486.58    61,102.50           0.00
         Additional Servicing Fee Amounts                                  14,492.55      2,193,384.08    14,492.55           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                       0.00      2,178,891.53         0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00      2,178,891.53         0.00
(ii)     Transition Expenses to Standby Servicer                                0.00      2,178,891.53         0.00
(iii)    Trustee Fee                                                          458.27      2,178,891.53       458.27
         Trustee's out-of-pocket expenses                                     246.69      2,178,433.26       246.69
         Unpaid Trustee Fee from prior Collection Periods                       0.00      2,178,186.57         0.00
         Unpaid Trustee's out-of-pocket expenses from prior                     0.00      2,178,186.57         0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                 458.27      2,178,186.57       458.27
         Collateral Agent Expenses                                              0.00      2,177,728.30         0.00
         Unpaid Collateral Agent  Fee from prior                                0.00      2,177,728.30         0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                            0.00      2,177,728.30         0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month            193,007.52      2,177,728.30   193,007.52
         Prior Month(s) Class A Carryover Shortfall                             0.00      1,984,720.78         0.00
         Class A Interest Carryover Shortfall                                   0.00      1,984,720.78         0.00
         Interest on Interest Carryover from Prior Months                       0.00      1,984,720.78         0.00
         Current Month Class A Interest Carryover Shortfall                     0.00      1,984,720.78         0.00
         Class A Interest Distributable Amount                            193,007.52      1,984,720.78   193,007.52
(viii)(A)Class B Coupon Interest - Unadjusted                              15,275.62      1,791,713.26    15,275.62
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00      1,776,437.64         0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00      1,776,437.64         0.00
         Interest on Interest Carryover from Prior Months                       0.00      1,776,437.64         0.00
         Current Month Class B Interest Shortfall                               0.00      1,776,437.64         0.00
         Adjusted Class B Interest Distributable Amount                    15,275.62      1,776,437.64    15,275.62
(v) (B)  Class A Principal Distributable Amount - Current Month         2,071,786.95      1,761,162.02 1,761,162.02     185,143.73
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00              0.00         0.00
         Current Month Class A Principal Shortfall                       (102,341.79)             0.00  (102,341.79)
         Withdrawl from Spread Account to Cover Shortfall                 102,341.79
         Class A Principal Distribution Amount                          2,071,786.95        102,341.79   102,341.79           0.00
(vi)     Certificate Insurer Premium                                        9,554.02              0.00         0.00
         Certificate Insurer Premium Supplement                                 0.00              0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00              0.00         0.00
(vii)    Transition Expenses to successor Servicer                              0.00              0.00         0.00
     (B) Class B Principal Distributable Amount - Current                 109,041.42              0.00         0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00              0.00         0.00
         Current Month Class B Principal Shortfall                       (109,041.42)             0.00  (109,041.42)
         Adjusted Class B Principal Distributable Amount                        0.00        109,041.42         0.00
         Excess Interest Amount for Deposit in Spread Account            (111,895.81)       109,041.42  (111,895.81)
                                                                                            220,937.23   220,937.23

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               34,828,424.67
                    Class A Principal Distributions                                                     2,071,786.95
           Class A End of Period Principal Balance                                                     32,756,637.72

           Class B Beginning of Period Principal Balance                                                1,833,074.96
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  1,833,074.96
                    Withdrawl from Spread Account to Cover B Shortfalls                                   109,041.42
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   1,724,033.54

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,256,930.68
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   272,209.90
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,984,720.78

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,984,720.78
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                15,275.62
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,969,445.16

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,969,445.16
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,071,786.95
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               102,341.79
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                      9,554.02
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (9,554.02)
           Withdrawl from Spread Account to Cover Deficiency                                                9,554.02
           If (i) is less than (ii),  there is a Deficiency Claim     Amount                                      NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii) Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                    109,041.42
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (109,041.42)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (109,041.42)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,162,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 2,162,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   38,867,367.48
                    Delinquency Ratio                                                                          5.56%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.56%
                           Delinquency Ratio for second preceding Determination Date                           5.17%
                           Delinquency Ratio for third preceding Determination Date                            5.26%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  5.33%          5.33%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                14,756,140.07
                                  Current Period Defaulted Receivables                                    315,863.03
                                                                                                  -------------------
                                  Total                                                                15,072,003.10

                                  Cumulative Defaulted Receivables                                     15,072,003.10
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  16.95%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         830,077.32

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (255,597.67)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  574,479.65
                                  Cumulative Previous Net Losses                                       10,434,895.91
                                                                                                  -------------------
                                  Cumulative Net Losses                                                11,009,375.56
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                 12.38%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     30.39
           Weighted Average Annual Percentage Rate                                                            20.35%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      3,458,971.27
                           15% of Outstanding Certificate Balance                                                      5,188,456.90
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          5,188,456.90

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            34,589,712.68
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               5,188,456.90
           Beginning of Period Spread Account Balance                                                   5,974,585.55
           Spread Account Deposit (Withdrawal) from Current Distributions                                (111,895.81)
           Transfer (to) from Cross-Collateralized Spread Accounts                                       (593,405.57)
           Required addition to/(eligible withdrawal from) Spread Account                                 (80,827.27)
           Earnings on Spread Account Balance                                                              28,214.15
           Amount of Spread Account deposit (withdrawal)                                                 (109,041.42)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            109,041.42
           Net Spread Account Withdrawl to Seller                                                              (0.00)
           Ending Spread Account Balance                                                                5,188,456.90


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                 8/17/98
Collection Period                                                 7/98

     Under the Pooling and  Servicing  Agreement  dated as of September 19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,309,884.39

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $244,480.94

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,065,403.45

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $37.82

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.79

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $35.02

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $22,554.80

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $22,554.80

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $1,726,533.15

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,416,792.44

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $46,092,243.43

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments allocated to principal in
                    paragraph A.1.(c) above                                                           $43,117,427.43

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9354595

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $90,710.93

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,072.82

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.04

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $25,837.97

           (b)      Distributions (to) from Collection Account                                               $426.59
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $99.64

           (d)      Ending Payahead Account Balance                                                       $26,364.20

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,467,614.12
                           Spread Account Balance                                                      $4,722,492.52

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($129,436.33)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $11,877.32

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,542,114.66

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                131
                           Aggregate Gross Amount                                                      $1,365,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                125
                           Aggregate Gross Amount                                                      $1,371,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.57%

           (b)      Average Delinquency Ratio                                                                  6.10%

           (c)      Cumulative Default Ratio                                                                  15.81%

           (d)      Cumulative Net Loss Ratio                                                                 11.03%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,520,529.16
     Lock Box NSF Items:                                                                                  (35,179.93)
     Transfers from (to) Payahead Account:                                                                   (426.59)
     Collection Account Interest                                                                            9,332.87
     Payahead Account Interest                                                                                 99.64
     Total Collection Proceeds:                                                                         2,494,355.15
     For Distribution Date:                                                                                  8/17/98
     For Determination Date:                                                                                 8/10/98
     For Collection Period:                                                                                     7/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 46,092,243.43
                                  Principal portion of payments collected (non-prepayments)                              655,307.89
                                  Prepayments in full allocable to principal                                             469,341.00
                           Collections allocable to principal                                           1,124,648.89
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    559,976.92
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,684,625.81

                    Realized Losses                                                                     1,542,114.66
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    42,865,502.96

           Interest
                           Collections allocable to interest                                              761,484.55
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       48,244.79
                                                                                                  -------------------
                    Total Interest                                                                        809,729.34

     Certificate Information
           Beginning of Period Class A Principal Balance                                               43,787,631.23
           Beginning of Period Class B Principal Balance                                                2,395,199.65

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,851,928.85
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           13,890.52
           Aggregate Payahead Balance                                                                      26,264.56
           Aggregate Payahead Balance for preceding Distribution Date                                      25,837.97
           Interest Earned on Payahead Balances                                                                99.64
           Scheduled Payments due in Collection Period                                                  1,726,533.15
           Scheduled Payments collected in Collection Period                                            1,416,792.44
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,542,114.66

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   307.29
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               131   1,365,000.00
           60+ days delinquent                                                                                   125   1,371,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                   0           0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,736,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     448,702.21

           Delinquency Ratio for second preceding Determination Date                                           6.03%
           Delinquency Ratio for third preceding Determination Date                                            6.71%

           Cumulative Defaults for preceding Determination Date                                        14,115,147.61

           Cumulative Net Losses for preceding Determination Date                                       8,667,299.12

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,886,133.44
                           Liquidation Proceeds                                                           559,976.92
                           Recoveries                                                                      48,244.79
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,494,355.15

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      655,307.89
                           Prepayments in full allocable to principal                                     469,341.00
                           Principal Balance of Liquidated Receivables                                  2,102,091.58
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,226,740.47

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,226,740.47
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,065,403.45
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,065,403.45

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          43,787,631.23
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 244,480.94

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,226,740.47
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                161,337.02

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,395,199.65
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         22,554.80

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,494,355.15
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,309,884.39
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                22,554.80
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                161,337.02
                    Class B Principal Carryover Shortfall                                                  90,587.48
                    Trustee distributions                                                                     883.44
                    Standby Servicer distributions                                                          3,072.82
                    Servicer distributions                                                                 90,710.93
                    Collateral Agent distributions                                                            577.29
                    Reimbursement Obligations                                                              11,877.32
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                 90,587.48
                                                                                                  -------------------
                                                                                                           90,587.48

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                  Use         Source      act distributed    Source
                                                                                  ---         ------      ---------------    ------

(i)      Standby Fee                                                             3,072.82        0.00           0.00      161,337.02
         Servicing Fee (2.0%)                                                   76,820.41        0.00           0.00           0.00
         Additional Servicing Fee Amounts                                       13,890.52        0.00           0.00           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                            0.00        0.00           0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00        0.00           0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00        0.00           0.00
(iii)    Trustee Fee                                                               576.15        0.00           0.00
         Trustee's out-of-pocket expenses                                          307.29        0.00           0.00
         Unpaid Trustee Fee from prior Collection Periods                            0.00        0.00           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                          0.00        0.00           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                      577.29        0.00           0.00
         Collateral Agent Expenses                                                   0.00        0.00           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00        0.00           0.00
         Unpaid Collateral Agent Expenses from prior                                 0.00        0.00           0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month                 244,480.94        0.00           0.00
         Prior Month(s) Class A Carryover Shortfall                                  0.00        0.00           0.00
         Class A Interest Carryover Shortfall                                        0.00        0.00           0.00
         Interest on Interest Carryover from Prior Months                            0.00        0.00           0.00
         Current Month Class A Interest Carryover Shortfall                          0.00        0.00           0.00
         Class A Interest Distributable Amount                                 244,480.94        0.00           0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                   22,554.80        0.00           0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00        0.00           0.00     161,337.02
         Interest on B Interest Shortfall - Previous Month(s)                        0.00        0.00           0.00     161,337.02
         Interest on Interest Carryover from Prior Months                            0.00        0.00           0.00
         Current Month Class B Interest Shortfall                                    0.00        0.00           0.00
         Adjusted Class B Interest Distributable Amount                         22,554.80        0.00           0.00
(v)(B)   Class A Principal Distributable Amount - Current Month              3,065,403.45        0.00           0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00        0.00           0.00
         Current Month Class A Principal Shortfall                            (933,328.52)       0.00    (933,328.52)
         Withdrawl from Spread Account to Cover Shortfall                      933,328.52
         Class A Principal Distribution Amount                               3,065,403.45  933,328.52     933,328.52
(vi)     Certificate Insurer Premium                                            11,877.32        0.00           0.00
         Certificate Insurer Premium Supplement                                      0.00        0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00        0.00           0.00
(vii)    Transition Expenses to successor Servicer                                   0.00        0.00           0.00
     (B) Class B Principal Distributable Amount - Current                      161,337.02        0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)              90,587.48        0.00           0.00
         Current Month Class B Principal Shortfall                            (251,924.50)       0.00    (251,924.50)
         Adjusted Class B Principal Distributable Amount                             0.00  251,924.50           0.00
     (C) Excess Interest Amount for Deposit in Spread Account                 (945,205.83) 251,924.50    (945,205.83)
                                                                                         1,197,130.34    1,197,130.34

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               43,787,631.23
                    Class A Principal Distributions                                                     3,065,403.45
           Class A End of Period Principal Balance                                                     40,722,227.78

           Class B Beginning of Period Principal Balance                                                2,395,199.65
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,395,199.65
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,395,199.65

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,494,355.15
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   339,725.42
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,154,629.73

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,154,629.73
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                22,554.80
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,132,074.93

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,132,074.93
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                3,065,403.45
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               933,328.52
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     11,877.32
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (11,877.32)
           Withdrawl from Spread Account to Cover Deficiency                                               11,877.32
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   161,337.02
     (iii) Prior month(s) carryover shortfalls                                                             90,587.48
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (251,924.50)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (251,924.50)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,736,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 2,736,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   49,127,976.28
                    Delinquency Ratio                                                                          5.57%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.57%
                           Delinquency Ratio for second preceding Determination Date                           6.03%
                           Delinquency Ratio for third preceding Determination Date                            6.71%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.10%          6.10%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                14,115,147.61
                                  Current Period Defaulted Receivables                                    448,702.21
                                                                                                  -------------------
                                  Total                                                                14,563,849.82

                                  Cumulative Defaulted Receivables                                     14,563,849.82
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  15.81%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       2,102,091.58

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (608,221.71)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                1,493,869.87
                                  Cumulative Previous Net Losses                                        8,667,299.12
                                                                                                  -------------------
                                  Cumulative Net Losses                                                10,161,168.99
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                 11.03%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     34.21
           Weighted Average Annual Percentage Rate                                                            20.47%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,311,742.74
                           15% of Outstanding Certificate Balance                                                      6,467,614.12
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          6,467,614.12

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            43,117,427.43
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               6,467,614.12
           Beginning of Period Spread Account Balance                                                   4,851,928.85
           Spread Account Deposit (Withdrawal) from Current Distributions                                (945,205.83)
           Transfer (to) from Cross-Collateralized Spread Accounts                                        792,332.48
           Required addition to/(eligible withdrawal from) Spread Account                               1,768,558.62
           Earnings on Spread Account Balance                                                              23,437.02
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                4,722,492.52


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                               8/17/98
Collection Period                                               7/98

     Under the Pooling and  Servicing  Agreement  dated as of December  19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,088,997.70

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $268,570.96

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,820,426.74

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $35.02

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.04

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $31.97

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $23,434.35

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $23,434.35

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $1,904,024.13

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,695,495.28

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $53,848,814.78

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments allocated to principal in
                    paragraph A.1.(c) above                                                           $51,106,511.22

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9490740

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $107,271.55

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,589.92

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.22

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $29,190.23

           (b)      Distributions (to) from Collection Account                                            ($6,187.91)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $106.05

           (d)      Ending Payahead Account Balance                                                       $23,108.37

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,665,976.68
                           Spread Account Balance                                                      $5,974,445.69

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $310,976.32

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $14,097.98

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,183,491.84

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                161
                           Aggregate Gross Amount                                                      $1,823,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                162
                           Aggregate Gross Amount                                                      $1,967,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.44%

           (b)      Average Delinquency Ratio                                                                  6.56%

           (c)      Cumulative Default Ratio                                                                  13.39%

           (d)      Cumulative Net Loss Ratio                                                                  9.78%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,786,826.23
     Lock Box NSF Items:                                                                                  (49,206.61)
     Transfers from (to) Payahead Account:                                                                  6,187.91
     Collection Account Interest                                                                           10,797.51
     Payahead Account Interest                                                                                106.05
     Total Collection Proceeds:                                                                         2,754,711.09
     For Distribution Date:                                                                                  8/17/98
     For Determination Date:                                                                                 8/10/98
     For Collection Period:                                                                                     7/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 53,848,814.78
                                  Principal portion of payments collected (non-prepayments)                               830,826.86
                                  Prepayments in full allocable to principal                                              565,230.00
                           Collections allocable to principal                                           1,396,056.86
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    389,321.55
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,785,378.41

                    Realized Losses                                                                     1,183,491.84
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    50,879,944.53

           Interest
                           Collections allocable to interest                                              864,668.42
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                      104,664.26
                                                                                                  -------------------
                    Total Interest                                                                        969,332.68

     Certificate Information
           Beginning of Period Class A Principal Balance                                               51,156,374.01
           Beginning of Period Class B Principal Balance                                                2,770,563.95

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,663,469.37
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,523.53
           Aggregate Payahead Balance                                                                      23,002.32
           Aggregate Payahead Balance for preceding Distribution Date                                      29,190.23
           Interest Earned on Payahead Balances                                                               106.05
           Scheduled Payments due in Collection Period                                                  1,904,024.13
           Scheduled Payments collected in Collection Period                                            1,695,495.28
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,183,491.84

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   358.71
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                           Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               161   1,823,000.00
           60+ days delinquent                                                                                   162   1,967,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                   0           0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          3,790,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     543,679.36

           Delinquency Ratio for second preceding Determination Date                                           6.33%
           Delinquency Ratio for third preceding Determination Date                                            6.90%

           Cumulative Defaults for preceding Determination Date                                        11,886,398.06

           Cumulative Net Losses for preceding Determination Date                                       8,006,866.36

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,260,725.28
                           Liquidation Proceeds                                                           389,321.55
                           Recoveries                                                                     104,664.26
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,754,711.09

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      830,826.86
                           Prepayments in full allocable to principal                                     565,230.00
                           Principal Balance of Liquidated Receivables                                  1,572,813.39
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,968,870.25

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,968,870.25
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,820,426.74
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,820,426.74

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          51,156,374.01
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 268,570.96

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,968,870.25
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                148,443.51

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,770,563.95
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         23,434.35

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,754,711.09
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,088,997.70
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                23,434.35
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                148,443.51
                    Class B Principal Carryover Shortfall                                                  78,123.20
                    Trustee distributions                                                                   1,031.82
                    Standby Servicer distributions                                                          3,589.92
                    Servicer distributions                                                                107,271.55
                    Collateral Agent distributions                                                            674.09
                    Reimbursement Obligations                                                              14,097.98
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                 78,123.20
                                                                                                  -------------------
                                                                                                           78,123.20

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                          Use            Source      act distributed    Source
                                                                          ---            ------      ---------------    ------

(i)      Standby Fee                                                    3,589.92      2,754,711.09         3,589.92   2,754,711.09
         Servicing Fee (2.0%)                                          89,748.02      2,751,121.17        89,748.02           0.00
         Additional Servicing Fee Amounts                              17,523.53      2,661,373.15        17,523.53           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00      2,643,849.62             0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00      2,643,849.62             0.00
(ii)     Transition Expenses to Standby Servicer                            0.00      2,643,849.62             0.00
(iii)    Trustee Fee                                                      673.11      2,643,849.62           673.11
         Trustee's out-of-pocket expenses                                 358.71      2,643,176.51           358.71
         Unpaid Trustee Fee from prior Collection Periods                   0.00      2,642,817.80             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00      2,642,817.80             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             674.09      2,642,817.80           674.09
         Collateral Agent Expenses                                          0.00      2,642,143.71             0.00
         Unpaid Collateral Agent  Fee from prior                            0.00      2,642,143.71             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                        0.00      2,642,143.71             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month        268,570.96      2,642,143.71       268,570.96
         Prior Month(s) Class A Carryover Shortfall                         0.00      2,373,572.75             0.00
         Class A Interest Carryover Shortfall                               0.00      2,373,572.75             0.00
         Interest on Interest Carryover from Prior Months                   0.00      2,373,572.75             0.00
         Current Month Class A Interest Carryover Shortfall                 0.00      2,373,572.75             0.00
         Class A Interest Distributable Amount                        268,570.96      2,373,572.75       268,570.96
(viii)(A)Class B Coupon Interest - Unadjusted                          23,434.35      2,105,001.79        23,434.35
         Class B Interest Carryover Shortfall - Previous Month(s)           0.00      2,081,567.44             0.00
         Interest on B Interest Shortfall - Previous Month(s)               0.00      2,081,567.44             0.00
         Interest on Interest Carryover from Prior Months                   0.00      2,081,567.44             0.00
         Current Month Class B Interest Shortfall                           0.00      2,081,567.44             0.00
         Adjusted Class B Interest Distributable Amount                23,434.35      2,081,567.44        23,434.35
(v)(B)   Class A Principal Distributable Amount - Current Month     2,820,426.74      2,058,133.09     2,058,133.09           0.00
         Class A Principal Carryover Shortfall - Previous Month(s)          0.00              0.00             0.00
         Current Month Class A Principal Shortfall                   (470,288.34)             0.00      (470,288.34)
         Withdrawl from Spread Account to Cover Shortfall             470,288.34
         Class A Principal Distribution Amount                      2,820,426.74        470,288.34       470,288.34           0.00
(vi)     Certificate Insurer Premium                                   14,097.98              0.00             0.00
         Certificate Insurer Premium Supplement                             0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer             0.00              0.00             0.00
(vii)    Transition Expenses to successor Servicer                          0.00              0.00             0.00
     (B) Class B Principal Distributable Amount - Current             148,443.51              0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)     78,123.20              0.00             0.00
         Current Month Class B Principal Shortfall                   (226,566.71)             0.00      (226,566.71)
         Adjusted Class B Principal Distributable Amount                    0.00        226,566.71             0.00
     (C) Excess Interest Amount for Deposit in Spread Account        (484,386.32)       226,566.71      (484,386.32)
                                                                                        710,953.03       710,953.03

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               51,156,374.01
                    Class A Principal Distributions                                                     2,820,426.74
           Class A End of Period Principal Balance                                                     48,335,947.27

           Class B Beginning of Period Principal Balance                                                2,770,563.95
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,770,563.95
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,770,563.95

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,754,711.09
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   381,138.34
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,373,572.75

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,373,572.75
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                23,434.35
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,350,138.40

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,350,138.40
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,820,426.74
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               470,288.34
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     14,097.98
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                             (14,097.98)
           Withdrawl from Spread Account to Cover Deficiency                                               14,097.98
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   148,443.51
     (iii) Prior month(s) carryover shortfalls                                                             78,123.20
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (226,566.71
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                              (226,566.71)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,790,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 3,790,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   58,862,186.34
                    Delinquency Ratio                                                                          6.44%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.44%
                           Delinquency Ratio for second preceding Determination Date                           6.33%
                           Delinquency Ratio for third preceding Determination Date                            6.90%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.56%          6.56%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,886,398.06
                                  Current Period Defaulted Receivables                                    543,679.36
                                                                                                  -------------------
                                  Total                                                                12,430,077.42

                                  Cumulative Defaulted Receivables                                     12,430,077.42
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                  13.39%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,572,813.39

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (493,985.81)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                1,078,827.58
                                  Cumulative Previous Net Losses                                        8,006,866.36
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 9,085,693.94
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  9.78%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     37.43
           Weighted Average Annual Percentage Rate                                                            20.50%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,110,651.12
                           15% of Outstanding Certificate Balance                                                      7,665,976.68
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          7,665,976.68

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            51,106,511.22
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               7,665,976.68
           Beginning of Period Spread Account Balance                                                   5,663,469.37
           Spread Account Deposit (Withdrawal) from Current Distributions                                (484,386.32)
           Transfer (to) from Cross-Collateralized Spread Accounts                                        768,000.89
           Required addition to/(eligible withdrawal from) Spread Account                               1,718,892.74
           Earnings on Spread Account Balance                                                              27,361.75
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                5,974,445.69


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------


                                           Current month excess servicing fee                           #REF!



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                           8/17/98
Collection Period                                           7/98

     Under the Pooling and Servicing  Agreement  dated as of March 17, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,720,339.03

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $341,010.04

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,379,328.99

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $38.27

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.51

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $34.76

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $33,162.90

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $33,162.90

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,202,560.57

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,815,045.70

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $65,763,285.89

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $62,508,783.65

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9505119

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $126,741.95

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,384.22

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.30

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $35,140.36

           (b)      Distributions (to) from Collection Account                                            ($8,663.24)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $349.75

           (d)      Ending Payahead Account Balance                                                       $26,826.87

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,376,317.55
                           Spread Account Balance                                                      $7,206,348.24

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $292,381.71

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $17,236.27

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,585,296.35

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                233
                           Aggregate Gross Amount                                                      $2,617,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                196
                           Aggregate Gross Amount                                                      $2,435,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.02%

           (b)      Average Delinquency Ratio                                                                  6.81%

           (c)      Cumulative Default Ratio                                                                  12.86%

           (d)      Cumulative Net Loss Ratio                                                                  9.10%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,203,290.58
     Lock Box NSF Items:                                                                                  (47,344.80)
     Transfers from (to) Payahead Account:                                                                  8,663.24
     Collection Account Interest                                                                           12,746.40
     Payahead Account Interest                                                                                349.75
     Total Collection Proceeds:                                                                         3,177,705.17
     For Distribution Date:                                                                                  8/17/98
     For Determination Date:                                                                                 8/10/98
     For Collection Period:                                                                                     7/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 65,763,285.89
                                  Principal portion of payments collected (non-prepayments)                              694,555.36
                                  Prepayments in full allocable to principal                                             551,227.00
                           Collections allocable to principal                                           1,245,782.36
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    726,109.70
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,971,892.06

                    Realized Losses                                                                     1,585,296.35
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    62,206,097.48

           Interest
                           Collections allocable to interest                                            1,120,490.34
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       85,322.77
                                                                                                  -------------------
                    Total Interest                                                                      1,205,813.11

     Certificate Information
           Beginning of Period Class A Principal Balance                                               62,475,121.59
           Beginning of Period Class B Principal Balance                                                3,412,991.05

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,913,966.53
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,136.47
           Aggregate Payahead Balance                                                                      26,477.12
           Aggregate Payahead Balance for preceding Distribution Date                                      35,140.36
           Interest Earned on Payahead Balances                                                               349.75
           Scheduled Payments due in Collection Period                                                  2,202,560.57
           Scheduled Payments collected in Collection Period                                            1,815,045.70
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,585,296.35

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   438.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               233   2,617,000.00
           60+ days delinquent                                                                                   196   2,435,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                   0           0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,052,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                    651,463.56

           Delinquency Ratio for second preceding Determination Date                                           6.44%
           Delinquency Ratio for third preceding Determination Date                                            6.97%

           Cumulative Defaults for preceding Determination Date                                        12,509,079.52

           Cumulative Net Losses for preceding Determination Date                                       7,816,457.17

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,366,272.70
                           Liquidation Proceeds                                                           726,109.70
                           Recoveries                                                                      85,322.77
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,177,705.17

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      694,555.36
                           Prepayments in full allocable to principal                                     551,227.00
                           Principal Balance of Liquidated Receivables                                  2,311,406.05
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,557,188.41

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,557,188.41
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,379,328.99
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,379,328.99

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          62,475,121.59
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 341,010.04

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,557,188.41
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                177,859.42

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,412,991.05
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         33,162.90

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,177,705.17
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,720,339.03
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                33,162.90
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                177,859.42
                    Class B Principal Carryover Shortfall                                                 124,826.75
                    Trustee distributions                                                                   1,260.04
                    Standby Servicer distributions                                                          4,384.22
                    Servicer distributions                                                                126,741.95
                    Collateral Agent distributions                                                            823.60
                    Reimbursement Obligations                                                              17,236.27
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                124,826.75
                                                                                                  -------------------
                                                                                                          124,826.75

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                        4,384.22      3,177,705.17      4,384.22   3,177,705.17
         Servicing Fee (2.0%)                                             109,605.48      3,173,320.95    109,605.48           0.00
         Additional Servicing Fee Amounts                                  17,136.47      3,063,715.47     17,136.47           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                       0.00      3,046,579.00          0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00      3,046,579.00          0.00
(ii)     Transition Expenses to Standby Servicer                                0.00      3,046,579.00          0.00
(iii)    Trustee Fee                                                          822.04      3,046,579.00        822.04
         Trustee's out-of-pocket expenses                                     438.00      3,045,756.96        438.00
         Unpaid Trustee Fee from prior Collection Periods                       0.00      3,045,318.96          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                     0.00      3,045,318.96          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                 823.60      3,045,318.96        823.60
         Collateral Agent Expenses                                              0.00      3,044,495.36          0.00
         Unpaid Collateral Agent  Fee from prior                                0.00      3,044,495.36          0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                            0.00      3,044,495.36          0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month            341,010.04      3,044,495.36    341,010.04
         Prior Month(s) Class A Carryover Shortfall                             0.00      2,703,485.32          0.00
         Class A Interest Carryover Shortfall                                   0.00      2,703,485.32          0.00
         Interest on Interest Carryover from Prior Months                       0.00      2,703,485.32          0.00
         Current Month Class A Interest Carryover Shortfall                     0.00      2,703,485.32          0.00
         Class A Interest Distributable Amount                            341,010.04      2,703,485.32    341,010.04
(viii)(A)Class B Coupon Interest - Unadjusted                              33,162.90      2,362,475.28     33,162.90
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00      2,329,312.38          0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00      2,329,312.38          0.00
         Interest on Interest Carryover from Prior Months                       0.00      2,329,312.38          0.00
         Current Month Class B Interest Shortfall                               0.00      2,329,312.38          0.00
         Adjusted Class B Interest Distributable Amount                    33,162.90      2,329,312.38     33,162.90
(v)(B)   Class A Principal Distributable Amount - Current Month         3,379,328.99      2,296,149.48  2,296,149.48           0.00
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00              0.00          0.00
         Current Month Class A Principal Shortfall                       (709,006.57)             0.00   (709,006.57)
         Withdrawl from Spread Account to Cover Shortfall                 709,006.57
         Class A Principal Distribution Amount                          3,379,328.99        709,006.57    709,006.57           0.00
(vi)     Certificate Insurer Premium                                       17,236.27              0.00          0.00
         Certificate Insurer Premium Supplement                                 0.00              0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00              0.00          0.00
(vii)    Transition Expenses to successor Servicer                              0.00              0.00          0.00
     (B) Class B Principal Distributable Amount -                         177,859.42              0.00          0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)        124,826.75              0.00          0.00
         Current Month Class B Principal Shortfall                       (302,686.17)             0.00   (302,686.17)
         Adjusted Class B Principal Distributable Amount                        0.00        302,686.17          0.00
     (C) Excess Interest Amount for Deposit in Spread Account            (726,242.84)       302,686.17   (726,242.84)
                                                                                          1,028,929.01  1,028,929.01

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               62,475,121.59
                    Class A Principal Distributions                                                     3,379,328.99
           Class A End of Period Principal Balance                                                     59,095,792.60

           Class B Beginning of Period Principal Balance                                                3,412,991.05
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,412,991.05
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,412,991.05

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,177,705.17
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   474,219.85
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,703,485.32

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,703,485.32
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                33,162.90
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,670,322.42

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,670,322.42
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                3,379,328.99
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               709,006.57
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     17,236.27
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                             (17,236.27)
           Withdrawl from Spread Account to Cover Deficiency                                               17,236.27
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   177,859.42
     (iii) Prior month(s) carryover shortfalls                                                            124,826.75
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (302,686.17)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (302,686.17)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,052,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,052,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   71,978,424.97
                    Delinquency Ratio                                                                          7.02%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.02%
                           Delinquency Ratio for second preceding Determination Date                           6.44%
                           Delinquency Ratio for third preceding Determination Date                            6.97%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.81%          6.81%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                12,509,079.52
                                  Current Period Defaulted Receivables                                    651,463.56
                                                                                                  -------------------
                                  Total                                                                13,160,543.08

                                  Cumulative Defaulted Receivables                                     13,160,543.08
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                  12.86%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       2,311,406.05

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (811,432.47)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                1,499,973.58
                                  Cumulative Previous Net Losses                                        7,816,457.17
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 9,316,430.75
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  9.10%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     40.25
           Weighted Average Annual Percentage Rate                                                            20.54%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      6,250,878.37
                           15% of Outstanding Certificate Balance                                                      9,376,317.55
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          9,376,317.55

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,069,810.29
                           Outstanding Certificate Balance                                                            62,508,783.65
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               9,376,317.55
           Beginning of Period Spread Account Balance                                                   6,913,966.53
           Spread Account Deposit (Withdrawal) from Current Distributions                                (726,242.84)
           Transfer (to) from Cross-Collateralized Spread Accounts                                        985,224.84
           Required addition to/(eligible withdrawal from) Spread Account                               2,203,369.02
           Earnings on Spread Account Balance                                                              33,399.71
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,206,348.24


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                          8/17/98
Collection Period                                          7/98

     Under the Pooling  and  Servicing  Agreement  dated as of May 30, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,737,576.43

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $444,694.99

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,292,881.44

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $32.96

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.92

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $29.04

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $44,021.33

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $44,021.33

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,733,852.66

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,699,785.50

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $84,469,170.43

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $81,570,453.01

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9656831

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $160,966.85

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,631.28

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.42

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $35,936.22

           (b)      Distributions (to) from Collection Account                                            ($3,418.63)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $134.50

           (d)      Ending Payahead Account Balance                                                       $32,652.09

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $12,235,567.95
                           Spread Account Balance                                                      $9,127,666.36

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                              $1,364,821.82

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $22,444.58

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,073,930.40

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                261
                           Aggregate Gross Amount                                                      $3,176,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                221
                           Aggregate Gross Amount                                                      $2,933,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.58%

           (b)      Average Delinquency Ratio                                                                  6.22%

           (c)      Cumulative Default Ratio                                                                   9.96%

           (d)      Cumulative Net Loss Ratio                                                                  7.12%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,927,233.83
     Lock Box NSF Items:                                                                                  (57,241.64)
     Transfers from (to) Payahead Account:                                                                  3,418.63
     Collection Account Interest                                                                           14,838.07
     Payahead Account Interest                                                                                134.50
     Total Collection Proceeds:                                                                         3,888,383.39
     For Distribution Date:                                                                                  8/17/98
     For Determination Date:                                                                                 8/10/98
     For Collection Period:                                                                                     7/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 84,469,170.43
                                  Principal portion of payments collected (non-prepayments)                            1,279,314.14
                                  Prepayments in full allocable to principal                                             767,057.00
                           Collections allocable to principal                                           2,046,371.14
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    345,889.45
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,392,260.59

                    Realized Losses                                                                     1,073,930.40
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    81,002,979.44

           Interest
                           Collections allocable to interest                                            1,420,471.36
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       75,651.44
                                                                                                  -------------------
                    Total Interest                                                                      1,496,122.80

     Certificate Information
           Beginning of Period Class A Principal Balance                                               80,245,711.92
           Beginning of Period Class B Principal Balance                                                4,617,622.53

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,762,844.54
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           20,184.90
           Aggregate Payahead Balance                                                                      32,517.59
           Aggregate Payahead Balance for preceding Distribution Date                                      35,936.22
           Interest Earned on Payahead Balances                                                               134.50
           Scheduled Payments due in Collection Period                                                  2,733,852.66
           Scheduled Payments collected in Collection Period                                            2,699,785.50
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,073,930.40

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   492.12
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               261   3,176,000.00
           60+ days delinquent                                                                                   221   2,933,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                   0           0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          6,109,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     754,292.59

           Delinquency Ratio for second preceding Determination Date                                           5.65%
           Delinquency Ratio for third preceding Determination Date                                            6.44%

           Cumulative Defaults for preceding Determination Date                                        11,129,685.88

           Cumulative Net Losses for preceding Determination Date                                       7,498,165.57

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,466,842.50
                           Liquidation Proceeds                                                           345,889.45
                           Recoveries                                                                      75,651.44
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,888,383.39

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,279,314.14
                           Prepayments in full allocable to principal                                     767,057.00
                           Principal Balance of Liquidated Receivables                                  1,419,819.85
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,466,190.99

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,466,190.99
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,292,881.44
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,292,881.44

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          80,245,711.92
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 444,694.99

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,466,190.99
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                173,309.55

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,617,622.53
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         44,021.33

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,888,383.39
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,737,576.43
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                44,021.33
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                173,309.55
                    Class B Principal Carryover Shortfall                                                 394,164.02
                    Trustee distributions                                                                   1,547.98
                    Standby Servicer distributions                                                          5,631.28
                    Servicer distributions                                                                160,966.85
                    Collateral Agent distributions                                                          1,060.79
                    Reimbursement Obligations                                                              22,444.58
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                394,164.02
                                                                                                  -------------------
                                                                                                          394,164.02

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                              Use         Source      act distributed      Source
                                                                              ---         ------      ---------------      ------

(i)      Standby Fee                                                        5,631.28    3,888,383.39      5,631.28
         Servicing Fee (2.0%)                                             140,781.95    3,882,752.11    140,781.95           0.00
         Additional Servicing Fee Amounts                                  20,184.90    3,741,970.16     20,184.90           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                       0.00    3,721,785.26          0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00    3,721,785.26          0.00
(ii)     Transition Expenses to Standby Servicer                                0.00    3,721,785.26          0.00
(iii)    Trustee Fee                                                        1,055.86    3,721,785.26      1,055.86
         Trustee's out-of-pocket expenses                                     492.12    3,720,729.40        492.12
         Unpaid Trustee Fee from prior Collection Periods                       0.00    3,720,237.28          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                     0.00    3,720,237.28          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                               1,060.79    3,720,237.28      1,060.79
         Collateral Agent Expenses                                              0.00    3,719,176.49          0.00
         Unpaid Collateral Agent  Fee from prior                                0.00    3,719,176.49          0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                            0.00    3,719,176.49          0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month            444,694.99    3,719,176.49    444,694.99
         Prior Month(s) Class A Carryover Shortfall                             0.00    3,274,481.50          0.00
         Class A Interest Carryover Shortfall                                   0.00    3,274,481.50          0.00
         Interest on Interest Carryover from Prior Months                       0.00    3,274,481.50          0.00
         Current Month Class A Interest Carryover Shortfall                     0.00    3,274,481.50          0.00
         Class A Interest Distributable Amount                            444,694.99    3,274,481.50    444,694.99
(viii)(A)Class B Coupon Interest - Unadjusted                              44,021.33    2,829,786.51     44,021.33
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00    2,785,765.18          0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00    2,785,765.18          0.00
         Interest on Interest Carryover from Prior Months                       0.00    2,785,765.18          0.00
         Current Month Class B Interest Shortfall                               0.00    2,785,765.18          0.00
         Adjusted Class B Interest Distributable Amount                    44,021.33    2,785,765.18     44,021.33
(v)(B)   Class A Principal Distributable Amount - Current Month         3,292,881.44    2,741,743.85  2,741,743.85     595,501.95
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00            0.00          0.00
         Current Month Class A Principal Shortfall                        (62,421.27)           0.00    (62,421.27)
         Withdrawl from Spread Account to Cover Shortfall                  62,421.27
         Class A Principal Distribution Amount                          3,292,881.44       62,421.27     62,421.27           0.00
(vi)     Certificate Insurer Premium                                       22,444.58            0.00          0.00
         Certificate Insurer Premium Supplement                                 0.00            0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00            0.00          0.00
(vii)    Transition Expenses to successor Servicer                              0.00            0.00          0.00
     (B) Class B Principal Distributable Amount -                         173,309.55            0.00          0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)        394,164.02            0.00          0.00
         Current Month Class B Principal Shortfall                       (567,473.57)           0.00   (567,473.57)
         Adjusted Class B Principal Distributable Amount                        0.00      567,473.57          0.00
     (C) Excess Interest (Shortage) Amount for Deposit to                 (84,865.85)     567,473.57    (84,865.85)
          (withdrawl from) Spread Account                                                                 652,339.42    652,339.42

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               80,245,711.92
                    Class A Principal Distributions                                                     3,292,881.44
           Class A End of Period Principal Balance                                                     76,952,830.48

           Class B Beginning of Period Principal Balance                                                4,617,622.53
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,617,622.53
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,617,622.53

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,888,383.39
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   613,901.89
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,274,481.50

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,274,481.50
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                44,021.33
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,230,460.17

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   3,230,460.17
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                3,292,881.44
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                                62,421.27
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     22,444.58
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                             (22,444.58)
           Withdrawl from Spread Account to Cover Deficiency                                               22,444.58
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   173,309.55
     (iii) Prior month(s) carryover shortfalls                                                            394,164.02
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (567,473.57)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (567,473.57)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,109,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,109,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   92,848,199.73
                    Delinquency Ratio                                                                          6.58%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.58%
                           Delinquency Ratio for second preceding Determination Date                           5.65%
                           Delinquency Ratio for third preceding Determination Date                            6.44%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.22%         6.22%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,129,685.88
                                  Current Period Defaulted Receivables                                    754,292.59
                                                                                                  -------------------
                                  Total                                                                11,883,978.47

                                  Cumulative Defaulted Receivables                                     11,883,978.47
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   9.96%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,419,819.85

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (421,540.89)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  998,278.96
                                  Cumulative Previous Net Losses                                        7,498,165.57
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 8,496,444.53
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  7.12%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     42.74
           Weighted Average Annual Percentage Rate                                                            20.49%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       7,341,340.77
                           15% of Outstanding Certificate Balance                                                     12,235,567.95
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                         12,235,567.95

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                            81,570,453.01
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              12,235,567.95
           Beginning of Period Spread Account Balance                                                   7,762,844.54
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (84,865.85)
           Transfer (to) from Cross-Collateralized Spread Accounts                                      1,411,071.50
           Required addition to/(eligible withdrawal from) Spread Account                               3,146,517.76
           Earnings on Spread Account Balance                                                              38,616.17
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                9,127,666.36


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                            8/17/98
Collection Period                                            7/98

     Under  the Sale and  Servicing  Agreement  dated as of  August 1, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,955,247.47

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $209,909.25

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,745,338.23

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $48.93

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.60

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $46.33

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $238,965.70

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $27,509.90

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $211,455.80

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $238,965.70

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $27,509.90

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                   $211,455.80

          (s)      Scheduled Payments due in such Collection Period                                    $3,626,457.77

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,564,219.29

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                               $116,564,895.67

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments allocated to principal in
                   paragraph A.1.(c),(i),(o),(r) above                                               $104,992,787.63

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above             $102,104,535.85

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8759458

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,888,251.79

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0247781

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $219,806.12

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,828.24

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.72

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                       $12,900.69

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($77,023.31)

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                              ($77,023.31)

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $3,000,000.00
                          Spread Account Balance                                                       $3,000,000.00

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                ($287,043.20)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $28,938.08

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,209,036.25

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 341
                          Aggregate Gross Amount                                                       $4,432,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 288
                          Aggregate Gross Amount                                                       $3,695,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                           6.36%

          (b)      Average Delinquency Ratio                                                                   5.93%

          (c)      Cumulative Default Ratio                                                                    7.78%

          (d)      Cumulative Net Loss Ratio                                                                   5.15%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                          No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                              YES
     Deficiency Claim Amount                                                                             (154,046.62)

Inputs
     Gross Collection Proceeds:                                                                         5,093,305.00
     Lock Box NSF Items:                                                                                  (94,269.66)
     Total Collection Proceeds:                                                                         4,999,035.34
     For Distribution Date:                                                                                  8/17/98
     For Determination Date:                                                                                 8/10/98
     For Collection Period:                                                                                     7/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                 116,564,895.67
          Beginning Principal Balance of Subsequent Receivables Transfered                                      0.00
                                                                                            -------------------------
          Aggregate Beginning Principal Balance                                                       116,564,895.67
                                 Principal portion of payments collected (non-prepayments)                             1,560,799.25
                                 Prepayments in full allocable to principal                                              837,683.00
                          Collections allocable to principal                                            2,398,482.25
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     495,337.11
                          Purchase Amounts allocable to principal                                          12,900.69
                                                                                            -------------------------
                   Total Principal                                                                      2,906,720.05

                   Realized Losses                                                                      1,209,036.25
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    112,449,139.37

          Prefunding
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00



          Interest
                          Collections allocable to interest                                             2,003,420.04
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        88,895.25
                                                                                            -------------------------
                   Total Interest                                                                       2,092,315.29

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                              41,293,622.29
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 3,099,707.59
          Beginning of Period Certificate Balance                                                       3,099,707.59

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                    3,287,043.20
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            25,531.29
          Scheduled Payments due in Collection Period                                                   3,626,457.77
          Scheduled Payments collected in Collection Period                                             3,564,219.29
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,209,036.25

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                    207.67
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                # of Receivables     of Receivables
          31 - 59 days delinquent                                                                            341       4,432,000.00
          60+ days delinquent                                                                                288       3,695,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                # of Receivables     of Receivables
                                                                                                               1          12,900.69

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                         8,127,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                 12,900.69
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                              1,191,339.25

          Delinquency Ratio for second preceding Determination Date                                            5.47%
          Delinquency Ratio for third preceding Determination Date                                             5.95%

          Cumulative Defaults for preceding Determination Date                                         10,481,794.41

          Cumulative Net Losses for preceding Determination Date                                        6,600,936.08

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                      6.5166%
          minus 2.5%                                                                                           2.50%
                                                                                            -------------------------
                                                                                                             4.0166%
          divided by 360                                                                                     0.0112%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                            -------------------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              4,401,902.29
                          Liquidation Proceeds                                                            495,337.11
                          Recoveries                                                                       88,895.25
                          Purchase Amounts                                                                 12,900.69
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                  646.08
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                   303.57
                          Investment earnings from Collection Account                                      17,723.26
                                                                                            -------------------------
          Total Distribution Amount                                                                     5,017,708.25

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,560,799.25
                          Prepayments in full allocable to principal                                      837,683.00
                          Principal Balance of Liquidated Receivables                                   1,704,373.36
                          Purchase Amounts allocable to principal                                          12,900.69
                          Cram Down Losses                                                                      0.00
                                                                                            -------------------------
                   Principal Distributable Amount                                                       4,115,756.30

          Class A Target Amount
                      90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                   112,449,139.37
                                                                                            -------------------------
                                                                                                      101,204,225.43          98.29%
                                                                                            -------------------------
                                                                                                     Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                          95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   56.5%
                                                                                            -------------------------
                                                                                                               91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,115,756.30
                   Times Class A Noteholders' Percentage                                                         91%
                                                                                            -------------------------
                                                                                                        3,745,338.23
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                            -------------------------
                   Class A Principal Distributable Amount                                               3,745,338.23

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  41,293,622.29
                   Multiplied by the Note Rate                                                                 6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  209,909.25

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                 6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       4,115,756.30
                   Times Class B Percentage                                                                     2.5%
                                                                                            -------------------------
                   Class B Principal Distributable Amount                                                 102,893.91

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       4,115,756.30
                   Times Certificate Percentage                                                                 2.5%
                                                                                            -------------------------
                   Certificate Principal Distributable Amount                                             102,893.91


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   3,099,707.59
                   Multiplied by Note Pass-Through Rate                                                       10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class B Coupon Interest Amount                                                          27,509.90

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            3,099,707.59
                   Multiplied by Pass-Through Rate                                                            10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Certificateholders' Interest Amount                                                     27,509.90


Carryover Shortfalls from Prior Periods
Class B and Certificates Principal Carryover Shortfall from previous period                               371,170.40
                                                                                            -------------------------
                                                                                                          371,170.40

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                                    Use          Source      act distributed  Source
                                                                                    ---          ------      ---------------  ------

(i)      Standby Fee                                                              5,828.24    5,017,708.25       5,828.24
         Servicing Fee (2.0%)                                                   194,274.83    5,011,880.01     194,274.83      0.00
         Additional Servicing Fee Amounts                                        25,531.29    4,817,605.18      25,531.29      0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                             0.00    4,792,073.89           0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00    4,792,073.89           0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00    4,792,073.89           0.00
(iii)    Indenture Trustee Fee                                                      971.37    4,792,073.89         971.37
         Indenture Trustee's out-of-pocket expenses                                 207.67    4,791,102.52         207.67
         Unpaid Indenture Trustee Fee from prior Collection Periods                   0.00    4,790,894.85           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                              0.00    4,790,894.85           0.00
          prior Collection Periods
         Owner Trustee Fee                                                            0.00    4,790,894.85           0.00
         Owner Trustee's out-of-pocket expenses                                       0.00    4,790,894.85           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                       0.00    4,790,894.85           0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                   0.00    4,790,894.85           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                       909.68    4,790,894.85         909.68
         Collateral Agent Expenses                                                    0.00    4,789,985.17           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00    4,789,985.17           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00    4,789,985.17           0.00
(v)      (A) Class A-1 Interest  Distributable  Amount - Current Month          209,909.25
         Prior  Month(s)  Class  A-1  Interest   Carryover                            0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                          0.00
         Interest on Interest Carryover from Prior Months Current                     0.0
         Month Class A-1 Interest Carryover Shortfall                                 0.00
         Class A-1 Interest Distributable Amount                                209,909.25    4,789,985.17     209,909.25
     (B) Class A-2 Interest Distributable Amount - Current Month                327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Distributable Amount                                327,868.20    4,580,075.92     327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                      27,509.90
         Class B Note Interest Carryover Shortfall - Previous Month(s)                0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00
         Interest on B Interest Carryover from Prior Months                           0.00
         Current Month Class B Interest Shortfall                                     0.00
         Adjusted Class B Note Interest Distributable Amount                     27,509.90    4,252,207.72      27,509.90
     (B) Certificate Interest - Unadjusted                                       27,509.90
         Certificate Interest Carryover Shortfall - Previous Month(s)                 0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)               0.00
         Interest on Certificate Interest Carryover from Prior Months                 0.00
         Current Month Certificate Interest Shortfall                                 0.00
         Adjusted Certificate Interest Distributable Amount                      27,509.90    4,224,697.82      27,509.90
(vii)    Class A Principal Distributable Amount - Current Month               3,745,338.23
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class A Principal Shortfall                                    0.00
         Withdrawl from Spread Account to Cover Shortfall                             0.00
         Class A Principal Distribution Amount to Class A-1                   3,745,338.23    4,197,187.92   3,745,338.23      0.00
         Class A Principal Distribution Amount to Class A-2                           0.00      451,849.69           0.00      0.00
(viii)   Note Insurer Premium                                                    28,938.08      451,849.69      28,938.08
         Note Insurer Premium Supplement                                              0.00      422,911.60           0.00
         Other Reimbursement Obligations to Note Insurer                              0.00      422,911.60           0.00
(ix)     Transition Expenses to successor Servicer                                    0.00      422,911.60           0.00
(x)      Class B Principal Distributable Amount -                               102,893.91
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)              185,585.20
         Current Month Class B Principal Shortfall                              (77,023.31)
         Adjusted Class B Principal Distributable Amount                        211,455.80      422,911.60     211,455.80
         Certificate Principal Distributable Amount -                           102,893.91
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)          185,585.20
         Current Month Certificate Principal Shortfall                          (77,023.31)
         Adjusted Certificate Principal Distributable Amount                    211,455.80      211,455.80     211,455.80
(xi)     Until the Target Payment Date, remaining amount to                           0.00            0.00           0.00
          Class A Noteholders
         Amount to Class A-1 Noteholders                                              0.00            0.00           0.00
         Amount to Class A-2 Noteholders                                              0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist. Amount             0.00
(xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount            0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.               0.00
         Sread Account withdrawl for deficiencies                                     0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                               41,293,622.29
                   Class A-1 Principal Distributions                                                    3,745,338.23
          Class A-1 End of Period Principal Amount (prior to turbo)                                    37,548,284.06
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     37,548,284.07

          Class A-2 Beginning of Period Principal Amount                                               61,668,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    61,668,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     61,668,000.00

          Class B Beginning of Period Principal Amount                                                  3,099,707.59
                   Class B Principal Distributable Amount                                                 211,455.80
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                    2,888,251.79
                   Allocations of Cash Releases to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                     2,888,251.79

          Certificate Beginning of Period Principal Amount                                              3,099,707.59
                   Certificate Principal Distributable Amount                                             211,455.80
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                2,888,251.79
                   Allocation of Cash Releases to Cover Certificate Shortfalls                                  0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 2,888,251.79

Class A-1 Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                      5,017,708.25
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  5.8(a)  (i) and (v)A            437,632.33
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,580,075.92

Class A-2 Deficiency - Interest
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (v) B                        4,580,075.92
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) B                          327,868.20
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,252,207.72

Class B Note Deficiency - Interest
     (i) Amounts  available to make payments  pursuant to Section  5.8(a) (vi) A                        4,252,207.72
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) A                           27,509.90
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,224,697.82

Class B Certificate Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                    4,224,697.82
     (ii) Current  distribution  amounts payable  pursuant to Section  5.8(a)  (vi)  and  (x)              27,509.90
     (iii)Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,197,187.92

Class A Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                        4,197,187.92
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                        3,745,338.23
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          451,849.69

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                            451,849.69
     (vi) Note Insurer Premium                                                                             28,938.08
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency   Amount                                                                                   0.00
          Withdrawl  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim  Amount                                          NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                      422,911.60

Class B Notes & Certificates Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                      422,911.60
     (ii) Amounts payable pursuant to Section 5.8(a) (vi) and (x)                                         205,787.82
     (iii)Prior month(s) carryover shortfalls                                                             371,170.40
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                          YES
          Amount  Remaining  for  Further   Distribution/  B  Notes (Deficiency)                          (77,023.31)
          Amount Remaining for Further Distribution/ B Certificates (Deficiency)                          (77,023.31)
          Withdrawl from Spread Account to B PieceCover Shortfalls                                              0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (154,046.62)
                                                                                                        If neg, Carryover Shortfall

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               8,127,000.00
                                 Purchased receivables more than 30 days delinquent                        12,900.69
                                                                                            -------------------------
                                 Total                                                                  8,139,900.69

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   128,064,080.72
                   Delinquency Ratio                                                                           6.36%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                 6.36%
                          Delinquency Ratio for second preceding Determination Date                            5.47%
                          Delinquency Ratio for third preceding Determination Date                             5.95%
                                                                                            -------------------------
                   Average Delinquency Ratio                                                                   5.93%          5.93%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 10,481,794.41
                                 Current Period Defaulted Receivables                                   1,191,339.25
                                                                                            -------------------------
                                 Total                                                                 11,673,133.66

                                 Cumulative Defaulted Receivables                                      11,673,133.66
                                 Original Pool Balance                                                150,000,000.00

                   Cumulative Default Ratio                                                                    7.78%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,704,373.36

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (584,232.36)
                                                                                            -------------------------
                                 Net Liquidation Losses                                                 1,120,141.00
                                 Cumulative Previous Net Losses                                         6,600,936.08
                                                                                            -------------------------
                                 Cumulative Net Losses                                                  7,721,077.08
                                 Original Pool Balance                                                150,000,000.00

                   Cumulative Net Loss Ratio                                                                   5.15%

Additional Pool Information:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      45.41
          Weighted Average Annual Percentage Rate                                                             20.39%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                 112,449,139.37
                          minus the Securities Balance                                                104,992,787.64
                                                                                            -------------------------
                                                                                                        7,456,351.73
                          divided by the Aggregate Principal Balance                                           6.63%

          Floor OC Percent
                   Aggregate Principal Balance                                                        112,449,139.37
                   minus the Securities Balance                                                       104,992,787.64
                                                                                            -------------------------
                                                                                                        7,456,351.73
                   divided by the initial Aggregate Principal Balance                                 150,000,000.00
                                                                                            -------------------------
                                                                                                               4.97%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     104,992,787.64
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00

                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           150,000,000.00

                                                                                                                              0.00
                   Floor Amount                                                                         3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.37%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.37%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.37%
                                 if an Insurance Agreement Event of Default, unlimited                                      100.00%
                                                                                                               2.37%
                                 times the Aggregate Principal Balance                                112,449,139.37
                                                                                            -------------------------
                                                                                                        2,664,070.82
                          Requisite Amount                                                              3,000,000.00

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                                3,000,000.00
          Beginning of Period Spread Account Balance                                                    3,287,043.20
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                        (304,091.37)
          Required addition to/(eligible withdrawal from) Spread Account                                   17,048.17
          Earnings on Spread Account Balance                                                               17,048.17
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawl Allocated to B Notes Shortfalls                                                   0.00
          Amount of Withdrawl Allocated to B Certificates Shortfalls                                            0.00
          Net Spread Account Withdrawl to Seller                                                                0.00
          Ending Spread Account Balance                                                                 3,000,000.00


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          --------------------------------------------------

                                 Name:                     James L. Stock
                                          --------------------------------------------------
                                 Title:                     Vice President
                                          --------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates

Distribution Date                                               8/17/98
Collection Period                                               7/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables
Corp.,  Consumer Portfolio  Services,  Inc. as Servicer,  Bankers Trust as Owner
Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $3,231,874.56

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $164,800.50

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $3,067,074.06

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $59.56

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.04

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $56.53

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $192,770.42

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $39,133.01

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $153,637.41

          (p)      Scheduled Payments due in such Collection Period                                     $2,681,819.87

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,824,795.74

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $88,676,986.39

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $80,380,945.05

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $75,820,524.51

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8550192

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,280,698.14

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0482729

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $166,810.68

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,433.85

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.07

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    0
                          Aggregate Purchase Amount                                                             $0.00

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $2,192,516.69
                          Spread Account Balance                                                        $2,192,516.69

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($608,224.81)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $22,195.91

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $882,362.17

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  221
                          Aggregate Gross Amount                                                        $2,947,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  180
                          Aggregate Gross Amount                                                        $2,354,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.46%

          (b)      Average Delinquency Ratio                                                                    5.22%

          (c)      Cumulative Default Ratio                                                                     5.43%

          (d)      Cumulative Net Loss Ratio                                                                    3.12%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,922,144.59
     Lock Box NSF Items:                                                                                   (73,894.86)
     Total Collection Proceeds:                                                                          3,848,249.73
     For Distribution Date:                                                                                   8/17/98
     For Determination Date:                                                                                  8/10/98
     For Collection Period:                                                                                      7/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   88,676,986.39
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         88,676,986.39
                                 Principal portion of payments collected (non-prepayments)                             1,204,357.74
                                 Prepayments in full allocable to principal                                              540,739.00
                          Collections allocable to principal                                             1,745,096.74
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      435,564.89
                          Purchase Amounts allocable to principal                                                0.00
                                                                                               -----------------------
                   Total Principal                                                                       2,180,661.63

                   Realized Losses                                                                         882,362.17
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      85,613,962.59


          Interest
                          Collections allocable to interest                                             $1,620,438.00
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         47,150.10
                                                                                               -----------------------
                   Total Interest                                                                       $1,667,588.10

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               32,579,999.97
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              4,434,335.55 83,321,934.12

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     2,800,741.50
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            19,015.70
          Scheduled Payments due in Collection Period                                                    2,681,819.87
          Scheduled Payments collected in Collection Period                                              2,824,795.74
          Aggregate Amount of Realized Losses for preceding Distribution Date                              882,362.17

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     176.84
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables   of Receivables
          31 - 59 days delinquent                                                                              221    2,947,000.00
          60+ days delinquent                                                                                  180    2,354,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables
                                                                                                                0             0.00

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                            5,301,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                           0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   849,345.83

          Delinquency Ratio for second preceding Determination Date                                             4.52%
          Delinquency Ratio for third preceding Determination Date                                              5.67%

          Cumulative Defaults for preceding Determination Date                                           4,900,844.04

          Cumulative Net Losses for preceding Determination Date                                         2,472,821.64

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,365,534.74
                          Liquidation Proceeds                                                             435,564.89
                          Recoveries                                                                        47,150.10
                          Purchase Amounts                                                                       0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       14,560.74
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,862,810.47

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,204,357.74
                          Prepayments in full allocable to principal                                       540,739.00
                          Principal Balance of Liquidated Receivables                                    1,317,927.06
                          Purchase Amounts allocable to principal                                                0.00
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        3,063,023.80

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     85,613,962.59
                                                                                               -----------------------
                                                                                                        77,052,566.33

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    55.6%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        3,063,023.80
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         2,787,351.66
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,787,351.66

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   32,579,999.97
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   164,800.50

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        3,063,023.80
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  153,151.19

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,434,335.55
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       39,133.01

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                     486.22
                                                                                               -----------------------
                                                                                                               486.22

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                          4,433.85      3,862,810.47        4,433.85
         Servicing Fee (2.0%)                                               147,794.98      3,858,376.62      147,794.98       0.00
         Additional Servicing Fee Amounts                                    19,015.70      3,710,581.64       19,015.70       0.00
          (late fees, prepayment charges, etc.
         Unpaid Standby Fee from prior Collection Periods                         0.00      3,691,565.94            0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00      3,691,565.94            0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00      3,691,565.94            0.00
(iii)    Indenture Trustee Fee                                                  738.97      3,691,565.94          738.97
         Indenture Trustee's out-of-pocket expenses                             176.84      3,690,826.97          176.84
         Unpaid Indenture Trustee Fee from prior Collection Periods               0.00      3,690,650.13            0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                          0.00      3,690,650.13            0.00
          prior Collection Periods
         Owner Trustee Fee                                                        0.00      3,690,650.13            0.00
         Owner Trustee's out-of-pocket expenses                                   0.00      3,690,650.13            0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                   0.00      3,690,650.13            0.00
         Unpaid Owner Trustee's out-of-pocket exp -                               0.00      3,690,650.13            0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                   694.35      3,690,650.13          694.35
         Collateral Agent Expenses                                                0.00      3,689,955.78            0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods               0.00      3,689,955.78            0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods           0.00      3,689,955.78            0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month          164,800.50
         Prior  Month(s)  Class  A-1  Interest   Carryover                        0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                      0.00
         Interest on Interest Carryover from Prior Months Current                 0.00
         Month Class A-1 Interest Carryover Shortfall                             0.00
         Class A-1 Interest Distributable Amount                            164,800.50      3,689,955.78      164,800.50
    (B)  Class A-2 Interest Distributable Amount - Current Month            243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                    0.00
         Class A-2 Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                         0.00
         Current Month Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Distributable Amount                            243,114.89      3,525,155.28      243,114.89
(vi)(A)  Certificate Note Interest - Unadjusted                              39,133.01
         Certificate Note Interest Carryover Shortfall - Previous Month(s)        0.00
         Interest on B Interest Shortfall - Previous Month(s)                     0.00
         Interest on B Interest Carryover from Prior Months                       0.00
         Current Month Certificate Interest Shortfall                             0.00
         Adjusted Certificate Note Interest Distributable Amount             39,133.01      3,282,040.39       39,133.01
(vii)    Class A Principal Distributable Amount - Current Month           2,787,351.66
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00
         Current Month Class A Principal Shortfall                                0.00
         Withdrawal from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount to Class A-1               2,787,351.66      3,242,907.38    2,787,351.66       0.00
         Class A Principal Distribution Amount to Class A-2                       0.00        455,555.72            0.00       0.00
(viii)   Note Insurer Premium                                                22,195.91        455,555.72       22,195.91
         Note Insurer Premium Supplement                                          0.00        433,359.82            0.00
         Other Reimbursement Obligations to Note Insurer                          0.00        433,359.82            0.00
(ix)     Transition Expenses to successor Servicer                                0.00        433,359.82            0.00
(x)      Certificate Principal Distributable Amount -                       153,151.19
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)          486.22              0.00            0.00
         Current Month Certificate Principal Shortfall                            0.00              0.00            0.00
         Adjusted Certificate Principal Distributable Amount                153,637.41        433,359.82      153,637.41
(xi)     Until the Target Payment Date, remaining amount to                 279,722.41        279,722.41      279,722.41
          Class A Noteholders
         Amount to Class A-1 Noteholders                                    279,722.41              0.00            0.00
         Amount to Class A-2 Noteholders                                          0.00              0.00            0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.           0.00      3,862,633.63 Total Disbursements
         Spread Accout Withdrawl to cover deficiencies                            0.00      3,862,810.47 Total Distribution Amt
                                                                                                         ======================
                                                                                                         (176.84)Shortage (Over)
                                                                                                         ======================

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                32,579,999.97
                   Class A-1 Principal Distributions                                                     2,787,351.66
          Class A-1 End of Period Principal Amount (prior to turbo)                                     29,792,648.31
                   Additional Principal Distribution                                                       279,722.41
          Class A-1 End of Period Principal Amount                                                      29,512,925.91

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               4,434,335.55
                   Certificate Principal Distributable Amount                                              153,637.41
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,280,698.14
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,280,698.14

Class A Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                       3,862,810.47
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  4.6(c)  (i) and (v)A             580,770.08
     (iii)Prior month(s) carryover  shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
          Amount Remaining for Further Distribution/(Deficiency)                                         3,282,040.39

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     3,282,040.39
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi)  and  (x)               39,133.01
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         3,242,907.38

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    3,242,907.38
     (ii) Current  distribution  amounts payable pursuant to Section  4.6(c) (i) and (v)B                2,787,351.66
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
          Withdrawal  from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                              NO
          Amount Remaining for Further Distribution/(Deficiency)                                           455,555.72

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      455,555.72
     (vi) Note Insurer Premium                                                                              22,195.91
     (v)  Note Insurer Premium Supplement                                                                        0.00
          Deficiency  Amount                                                                                     0.00
          Withdrawal  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                            NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                       433,359.82

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       433,359.82
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          153,151.19
     (iii)Prior month(s) carryover shortfalls                                                                  486.22
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                            NO
          Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                  279,722.41
          Withdrawal from Spread Account to B Piece Cover  Shortfalls                                            0.00
          Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                279,722.41

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                5,301,000.00
                                 Purchased receivables more than 30 days delinquent                              0.00
                                                                                               -----------------------
                                 Total                                                                   5,301,000.00

                          Aggregate Gross  Principal  Balance as of the close of
                                 business  on the last day of the
                                 Collection Period.                                                     97,128,424.18
                   Delinquency Ratio                                                                            5.46%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.46%
                          Delinquency Ratio for second preceding Determination Date                             4.52%
                          Delinquency Ratio for third preceding Determination Date                              5.67%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.22%         5.22%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   4,900,844.04
                                 Current Period Defaulted Receivables                                      849,345.83
                                                                                               -----------------------
                                 Total                                                                   5,750,189.87

                                 Cumulative Defaulted Receivables                                        5,750,189.87
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     5.43%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                         1,317,927.06

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (482,714.99)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    835,212.07
                                 Cumulative Previous Net Losses                                          2,472,821.64
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   3,308,033.71
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    3.12%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       47.48
          Weighted Average Annual Percentage Rate                                                              20.31%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   85,613,962.59
                          minus the Securities Balance                                                  80,101,222.65
                                                                                               -----------------------
                                                                                                         5,512,739.94
                          divided by the Aggregate Principal Balance                                            6.44%

          Floor OC Percent
                   Aggregate Principal Balance                                                          85,613,962.59
                   minus the Securities Balance                                                         80,101,222.65
                                                                                               -----------------------
                                                                                                         5,512,739.94
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                5.21%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      80,101,222.65
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                             ---------------------
                                                                                                                       2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11

                                                                                                                               0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.56%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.56%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.56%
                                 if an Insurance Agreement Event of Default, unlimited                                      100.00%
                                                                                                                2.56%
                                 times the Aggregate Principal Balance                                  85,613,962.59
                                                                                               -----------------------
                                                                                                         2,192,516.69
                          Requisite Amount                                                               2,192,516.69

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                                 2,192,516.69
          Beginning of Period Spread Account Balance                                                     2,800,741.50
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                         (621,776.06)
          Required addition to/(eligible withdrawal from) Spread Account                                    13,551.25
          Earnings on Spread Account Balance                                                                13,551.25
          Amount of Spread Account deposit (withdrawal)                                                         (0.00)
          Amount of Withdrawal Allocated to Certificates' Shortfalls                                             0.00
          Net Spread Account Withdrawal to Seller                                                               (0.00)
          Ending Spread Account Balance                                                                  2,192,516.69


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates


Distribution Date                                                    8/17/98
Collection Period                                                    7/98

     Under the Sale and Servicing  Agreement  dated as of December 1, 1997, (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,783,632.38

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $207,786.48

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,575,845.90

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $49.93

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.73

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $46.20

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $155,089.62

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $36,844.58

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $118,245.04

          (p)      Scheduled Payments due in such Collection Period                                     $2,506,643.94

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,449,649.91

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $83,897,230.09

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $76,926,822.94

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $72,430,428.67

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8633232

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,072,608.12

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0485428

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $154,570.05

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,194.86

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $2.77

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    0
                          Aggregate Purchase Amount                                                             $0.00

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $2,308,617.15
                          Spread Account Balance                                                        $2,308,617.15

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($954,163.29)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $23,677.62

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $451,266.02

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  216
                          Aggregate Gross Amount                                                        $2,804,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  184
                          Aggregate Gross Amount                                                        $2,465,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.78%

          (b)      Average Delinquency Ratio                                                                    5.45%

          (c)      Cumulative Default Ratio                                                                     3.31%

          (d)      Cumulative Net Loss Ratio                                                                    1.70%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,353,363.96
     Lock Box NSF Items:                                                                                   (55,428.46)
     Total Collection Proceeds:                                                                          3,297,935.50
     For Distribution Date:                                                                                   8/17/98
     For Determination Date:                                                                                  8/10/98
     For Collection Period:                                                                                      7/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   83,897,230.09
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         83,897,230.09
                                 Principal portion of payments collected (non-prepayments)                             1,085,424.00
                                 Prepayments in full allocable to principal                                              651,017.00
                          Collections allocable to principal                                             1,736,441.00
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      177,193.80
                          Purchase Amounts allocable to principal                                                0.00
                                                                                               -----------------------
                   Total Principal                                                                       1,913,634.80

                   Realized Losses                                                                         451,266.02
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      81,532,329.27


          Interest
                          Collections allocable to interest                                             $1,364,225.91
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         20,074.79
                                                                                               -----------------------
                   Total Interest                                                                       $1,384,300.70

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               39,831,274.57
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,190,853.16 79,197,127.73

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,262,780.44
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            14,741.33
          Scheduled Payments due in Collection Period                                                    2,506,643.94
          Scheduled Payments collected in Collection Period                                              2,449,649.91
          Aggregate Amount of Realized Losses for preceding Distribution Date                              451,266.02

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     216.17
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables   of Receivables
          31 - 59 days delinquent                                                                              216     2,804,000.00
          60+ days delinquent                                                                                  184     2,465,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables
                                                                                                                 0             0.00

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                            5,269,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                           0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   839,023.49

          Delinquency Ratio for second preceding Determination Date                                             5.02%
          Delinquency Ratio for third preceding Determination Date                                              5.54%

          Cumulative Defaults for preceding Determination Date                                           2,330,059.71

          Cumulative Net Losses for preceding Determination Date                                         1,194,695.23

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,100,666.91
                          Liquidation Proceeds                                                             177,193.80
                          Recoveries                                                                        20,074.79
                          Purchase Amounts                                                                       0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       12,404.32
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,310,339.82

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,085,424.00
                          Prepayments in full allocable to principal                                       651,017.00
                          Principal Balance of Liquidated Receivables                                      628,459.82
                          Purchase Amounts allocable to principal                                                0.00
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,364,900.82

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     81,532,329.27
                                                                                               -----------------------
                                                                                                        73,379,096.34

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    44.4%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,364,900.82
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         2,152,059.75
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,152,059.75

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   39,831,274.57
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   207,786.48

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,364,900.82
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  118,245.04

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,190,853.16
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       36,844.58

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                            4,194.86     3,310,339.82      4,194.86
         Servicing Fee (2.0%)                                                 139,828.72     3,306,144.96    139,828.72        0.00
         Additional Servicing Fee Amounts                                      14,741.33     3,166,316.24     14,741.33        0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00     3,151,574.91          0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00     3,151,574.91          0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00     3,151,574.91          0.00
(iii)    Indenture Trustee Fee                                                    699.14     3,151,574.91        699.14
         Indenture Trustee's out-of-pocket expenses                               216.17     3,150,875.77        216.17
         Unpaid Indenture Trustee Fee from prior Collection Periods                 0.00     3,150,659.60          0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                            0.00     3,150,659.60          0.00
          prior Collection Periods
         Owner Trustee Fee                                                          0.00     3,150,659.60          0.00
         Owner Trustee's out-of-pocket expenses                                     0.00     3,150,659.60          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                     0.00     3,150,659.60          0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                 0.00     3,150,659.60          0.00
          Prior Collection Periods
(iv)     Collateral Agent Fee                                                     659.98     3,150,659.60        659.98
         Collateral Agent Expenses                                                  0.00     3,149,999.62          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00     3,149,999.62          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00     3,149,999.62          0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month            207,786.48
         Prior  Month(s)  Class  A-1  Interest   Carryover                          0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                        0.00
         Interest on Interest Carryover from Prior Months Current                   0.00
         Month Class A-1 Interest Carryover Shortfall                               0.00
         Class A-1 Interest Distributable Amount                              207,786.48     3,149,999.62    207,786.48
    (B)  Class A-2 Interest Distributable Amount - Current Month              187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Carryover Shortfall                                     0.00
         Interest on Interest Carryover from Prior Months                           0.00
         Current Month Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Distributable Amount                              187,600.00     2,942,213.14    187,600.00
(vi)(A)  Certificate Note Interest - Unadjusted                                36,844.58
         Certificate Note Interest Carryover Shortfall -                            0.00
          Previouis Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                       0.00
         Interest on B Interest Carryover from Prior Months                         0.00
         Current Month Certificate Interest Shortfall                               0.00
         Adjusted Certificate Note Interest Distributable Amount               36,844.58     2,754,613.14     36,844.58
(vii)    Class A Principal Distributable Amount - Current Month             2,152,059.75
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00
         Current Month Class A Principal Shortfall                                  0.00
         Withdrawal from Spread Account to Cover Shortfall                          0.00
         Class A Principal Distribution Amount to Class A-1                 2,152,059.75     2,717,768.56  2,152,059.75        0.00
         Class A Principal Distribution Amount to Class A-2                         0.00       565,708.81          0.00        0.00
(viii)   Note Insurer Premium                                                  23,677.62       565,708.81     23,677.62
         Note Insurer Premium Supplement                                            0.00       542,031.19          0.00
         Other Reimbursement Obligations to Note Insurer                            0.00       542,031.19          0.00
(ix)     Transition Expenses to successor Servicer                                  0.00       542,031.19          0.00
(x)      Certificate Principal Distributable Amount -                         118,245.04
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)              0.00             0.00          0.00
         Current Month Certificate Principal Shortfall                              0.00             0.00          0.00
         Adjusted Certificate Principal Distributable Amount                  118,245.04       542,031.19    118,245.04
(xi)     Until the Target Payment Date, remaining amount to                   423,786.15       423,786.15    423,786.15
          Class A Noteholders
         Amount to Class A-1 Noteholders                                      423,786.15             0.00          0.00
         Amount to Class A-2 Noteholders                                            0.00             0.00          0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.             0.00     3,310,123.65 Total Disbursements
         Spread Accoujnt Withdrawl to cover deficiencies                            0.00     3,310,339.82 Total Distribution Amt
                                                                                                          ======================
                                                                                                          (216.17)Shortage (Over)
                                                                                                          ======================

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                39,831,274.57
                   Class A-1 Principal Distributions                                                     2,152,059.75
          Class A-1 End of Period Principal Amount (prior to turbo)                                     37,679,214.82
                   Additional Principal Distribution                                                       423,786.15
          Class A-1 End of Period Principal Amount                                                      37,255,428.67

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,190,853.16
                   Certificate Principal Distributable Amount                                              118,245.04
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,072,608.12
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,072,608.12

Class A Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                       3,310,339.82
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  4.6(c)  (i) and (v)A             555,726.68
     (iii)Prior month(s) carryover  shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,754,613.14

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     2,754,613.14
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi)  and  (x)               36,844.58
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,717,768.56

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,717,768.56
     (ii) Current  distribution  amounts payable pursuant to Section  4.6(c) (i) and (v)B               2,152,059.75
     (iii)Prior  month(s)  carryover shortfalls                                                                 0.00
          Withdrawal  from Spread Account to Cover Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          565,708.81

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      565,708.81
     (vi) Note Insurer Premium                                                                              23,677.62
     (v)  Note Insurer Premium Supplement                                                                        0.00
          Deficiency  Amount                                                                                     0.00
          Withdrawal  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                            NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                       542,031.19

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       542,031.19
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          118,245.04
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                            NO
          Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                  423,786.15
          Withdrawal from Spread Account to B Piece Cover  Shortfalls                                            0.00
          Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                423,786.15
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                5,269,000.00
                                 Purchased receivables more than 30 days delinquent                              0.00
                                                                                               -----------------------
                                 Total                                                                   5,269,000.00

                          Aggregate Gross  Principal  Balance as of the close of
                                 business  on the last day of the
                                 Collection Period.                                                     91,192,131.98
                   Delinquency Ratio                                                                            5.78%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.78%
                          Delinquency Ratio for second preceding Determination Date                             5.02%
                          Delinquency Ratio for third preceding Determination Date                              5.54%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.45%         5.45%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   2,330,059.71
                                 Current Period Defaulted Receivables                                      839,023.49
                                                                                               -----------------------
                                 Total                                                                   3,169,083.20

                                 Cumulative Defaulted Receivables                                        3,169,083.20
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     3.31%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           628,459.82

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (197,268.59)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    431,191.23
                                 Cumulative Previous Net Losses                                          1,194,695.23
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   1,625,886.46
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    1.70%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       48.75
          Weighted Average Annual Percentage Rate                                                              20.22%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   81,532,329.27
                          minus the Securities Balance                                                  76,503,036.79
                                                                                               -----------------------
                                                                                                         5,029,292.48
                          divided by the Aggregate Principal Balance                                            6.17%

          Floor OC Percent
                   Aggregate Principal Balance                                                          81,532,329.27
                   minus the Securities Balance                                                         76,503,036.79
                                                                                               -----------------------
                                                                                                         5,029,292.48
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                5.25%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      76,503,036.79
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                            95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                   0.00

                                                                                                                       1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00

                                                                                                                              0.00
                   Floor Amount                                                                          1,914,126.14

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,914,126.14
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  2.8%
                                 if a Trigger Event, 15% minus the OC Percent                                                  8.8%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        23.8%
                                 if an Insurance Agreement Event of Default, unlimited                                         100%
                                                                                                                   3%
                                 times the Aggregate Principal Balance                                  81,532,329.27
                                                                                               -----------------------
                                                                                                         2,308,617.15
                          Requisite Amount                                                               2,308,617.15

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                                 2,308,617.15
          Beginning of Period Spread Account Balance                                                     3,262,780.44
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                         (970,726.00)
          Required addition to/(eligible withdrawal from) Spread Account                                    16,562.71
          Earnings on Spread Account Balance                                                                16,562.71
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  2,308,617.15


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-1
                    6.00% Asset-Backed Certificates, Class A
                    10.25% Asset-Backed Certificates, Class B

Distribution Date                                               8/17/98
Collection Period                                               7/98

     Under the Pooling and Servicing  Agreement  dated as of March 16, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $3,761,261.88

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                        $838,109.11

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $2,923,152.77

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                              $21.18

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                $4.72

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                               $16.46

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                            $229,206.45

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                         $75,356.30

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                    $153,850.15

           (j)      Scheduled Payments due in such Collection Period                                     $5,156,833.04

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $5,195,510.25

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                                $176,444,023.32

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                  $173,367,020.40

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                          0.9825610

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                       $322,769.93

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                       $3,675.92

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                 $1.82

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                 $0.02

           (e)      The amount of any unpaid Servicing Fee                                                       $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                               $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                    5
                           Aggregate Purchase Amount                                                        $59,560.55

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                     $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                     $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                 $58,677.20

           (b)      Distributions (to) from Collection Account                                              ($8,066.35)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                       $457.03

           (d)      Ending Payahead Account Balance                                                         $51,067.88

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                             $23,404,547.75
                           Spread Account Balance                                                       $19,250,510.45

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $1,706,228.25

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                  $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                       $56,272.05

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                       $21,184.11

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                             $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                  397
                           Aggregate Gross Amount                                                        $5,204,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  326
                           Aggregate Gross Amount                                                        $4,317,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                            4.92%

           (b)      Average Delinquency Ratio                                                                    4.32%

           (c)      Cumulative Default Ratio                                                                     1.00%

           (d)      Cumulative Net Loss Ratio                                                                    0.10%

           (e)      Is a Portfolio Performance Test violation continuing?                                           No

           (f)      Has an Insurance Agreement Event of Default occurred?                                           No
CPS Auto Grantor Trust 1998-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                 NO
     Deficiency Claim Amount                                                                                      0.00

Inputs
     Gross Collection Proceeds:                                                                           6,095,132.32
     Lock Box NSF Items:                                                                                   (116,605.72)
     Transfers from (to) Payahead Account:                                                                    8,066.35
     Collection Account Interest                                                                             23,714.70
     Payahead Account Interest                                                                                  457.03
     Total Collection Proceeds:                                                                           6,010,764.68
     For Distribution Date:                                                                                    8/17/98
     For Determination Date:                                                                                   8/10/98
     For Collection Period:                                                                                       7/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                  176,444,023.32
                                  Principal portion of payments collected (non-prepayments)                            2,243,677.26
                                  Prepayments in full allocable to principal                                             750,403.00
                           Collections allocable to principal                                             2,994,080.26
                           Partial prepayments relating to various contracts or policies                          0.00
                           Liquidation Proceeds allocable to principal                                        2,178.00
                           Purchase Amounts allocable to principal                                           59,560.55
                                                                                                  ---------------------
                    Total Principal                                                                       3,055,818.81

                    Realized Losses                                                                          21,184.11
                    Cram Down Losses                                                                              0.00

           Ending Principal Balance                                                                     173,367,020.40

           Interest
                           Collections allocable to interest                                              2,951,832.99
                           Liquidation Proceeds allocable to interest                                             0.00
                           Purchase Amounts allocable to interest                                                 0.00
                           Recoveries from Liquidated Receivables from prior periods                          3,112.88
                                                                                                  ---------------------
                    Total Interest                                                                        2,954,945.87

     Certificate Information
           Beginning of Period Class A Principal Balance                                                167,621,822.47
           Beginning of Period Class B Principal Balance                                                  8,822,200.85

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                    17,544,282.20
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             28,696.56
           Aggregate Payahead Balance                                                                        50,610.85
           Aggregate Payahead Balance for preceding Distribution Date                                        58,677.20
           Interest Earned on Payahead Balances                                                                 457.03
           Scheduled Payments due in Collection Period                                                    5,156,833.04
           Scheduled Payments collected in Collection Period                                              5,195,510.25
           Aggregate Amount of Realized Losses for preceding Distribution Date                               21,184.11

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   5,811.69
           Collateral Agent's expenses                                                                            0.00
           Transition Expenses to Standby Servicer                                                                0.00
           Transition Expenses to successor Servicer                                                              0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                       0.00
           Unpaid Servicing Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee Fee from prior Collection Periods                                                       0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                          Amount
                                                                                                    # of Receivables of Receivables
           31 - 59 days delinquent                                                                              397    5,204,000.00
           60+ days delinquent                                                                                  326    4,317,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                    # of Receivables of Receivables
                                                                                                                  5       59,560.55

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                            9,521,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                             59,560.55
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables   during  the  related  Collection
                    Period.                                                                               1,089,099.13

           Delinquency Ratio for second preceding Determination Date                                             4.38%
           Delinquency Ratio for third preceding Determination Date                                              3.65%

           Cumulative Defaults for preceding Determination Date                                             788,755.90

           Cumulative Net Losses for preceding Determination Date                                           161,874.87

           Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               5,945,913.25
                           Liquidation Proceeds                                                               2,178.00
                           Recoveries                                                                         3,112.88
                           Purchase Amounts                                                                  59,560.55
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                     0.00
                           Investment earnings from Collection Account                                            0.00
                           Investment earnings from Payahead Account                                              0.00
                                                                                                  ---------------------
           Total Distribution Amount                                                                      6,010,764.68

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      2,243,677.26
                           Prepayments in full allocable to principal                                       750,403.00
                           Principal Balance of Liquidated Receivables                                       23,362.11
                           Purchase Amounts allocable to principal                                           59,560.55
                           Cram Down Losses                                                                       0.00
                                                                                                  ---------------------
                    Principal Distributable Amount                                                        3,077,002.92

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        3,077,002.92
                    Times Class A Percentage (95%)                                                                 95%
                                                                                                  ---------------------
                                                                                                          2,923,152.77
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                         0.00
                                                                                                  ---------------------
                    Class A Principal Distributable Amount                                                2,923,152.77

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           167,621,822.47
                    Multiplied by Certificate Pass-Through Rate                                                  6.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class A Interest Distributable Amount                                                   838,109.11

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        3,077,002.92
                    Times Class B Percentage (5%)                                                                   5%
                                                                                                  ---------------------
                    Class B Principal Distributable Amount                                                  153,850.15

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                             8,822,200.85
                    Multiplied by Certificate Pass-Through Rate                                                 10.25%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class B Coupon Interest Amount                                                           75,356.30

           Class B Excess Interest Amount
                    Total Distribution Amount                                                             6,010,764.68
                    minus
                    Class A Principal and Interest Distributable Amount                                   3,761,261.88
                    Class A Interest Carrover Shortfall                                                           0.00
                    Class A Principal Carryover Shortfall                                                         0.00
                    Class B Coupon Interest                                                                  75,356.30
                    Class B Interest Carryover Shortfall                                                          0.00
                    Class B Principal Distributable Amount                                                  153,850.15
                    Class B Principal Carryover Shortfall                                                         0.00
                    Trustee distributions                                                                     7,282.06
                    Standby Servicer distributions                                                            3,675.92
                    Servicer distributions                                                                  322,769.93
                    Collateral Agent distributions                                                            1,470.37
                    Reimbursement Obligations                                                                56,272.05
                                                                                                  ---------------------
                                                                                                          1,628,826.02

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class B Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class B Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class B Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class A Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class A Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                        3,675.92      6,010,764.68     3,675.92    6,010,764.68
         Servicing Fee (2.0%)                                             294,073.37      6,007,088.76   294,073.37            0.00
         Additional Servicing Fee Amounts                                  28,696.56      5,713,015.39    28,696.56            0.00
          (late fees,prepayment charges, etc.
         Unpaid Standby Fee from prior Collection Periods                       0.00      5,684,318.83         0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00      5,684,318.83         0.00
(ii)     Transition Expenses to Standby Servicer                                0.00      5,684,318.83         0.00
(iii)    Trustee Fee                                                        1,470.37      5,684,318.83     1,470.37
         Trustee's out-of-pocket expenses                                   5,811.69      5,682,848.46     5,811.69
         Unpaid Trustee Fee from prior Collection Periods                       0.00      5,677,036.77         0.00
         Unpaid Trustee's out-of-pocket expenses from                           0.00      5,677,036.77         0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                               1,470.37      5,677,036.77     1,470.37
         Collateral Agent Expenses                                              0.00      5,675,566.40         0.00
         Unpaid Collateral Agent  Fee from                                      0.00      5,675,566.40         0.00
          prior Collection Periods
         Unpaid Collateral Agent Expenses from                                  0.00      5,675,566.40         0.00
          prior Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month            838,109.11      5,675,566.40   838,109.11
         Prior Month(s) Class A Carryover Shortfall                             0.00      4,837,457.29         0.00
         Class A Interest Carryover Shortfall                                   0.00      4,837,457.29         0.00
         Interest on Interest Carryover from Prior Months                       0.00      4,837,457.29         0.00
         Current Month Class A Interest Carryover Shortfall                     0.00      4,837,457.29         0.00
         Class A Interest Distributable Amount                            838,109.11      4,837,457.29   838,109.11
(viii)(A)Class B Coupon Interest - Unadjusted                              75,356.30      3,999,348.18    75,356.30
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00      3,923,991.88         0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00      3,923,991.88         0.00
         Interest on Interest Carryover from Prior Months                       0.00      3,923,991.88         0.00
         Current Month Class B Interest Shortfall                               0.00      3,923,991.88         0.00
         Adjusted Class B Interest Distributable Amount                    75,356.30      3,923,991.88    75,356.30
(v)(B)   Class A Principal Distributable Amount - Current Month         2,923,152.77      3,848,635.58 2,923,152.77    3,087,611.91
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00        925,482.81         0.00
         Current Month Class A Principal Shortfall                              0.00        925,482.81         0.00
         Withdrawl from Spread Account to Cover Shortfall                       0.00
         Class A Principal Distribution Amount                          2,923,152.77        925,482.81   925,482.81      164,459.13
(vi)     Certificate Insurer Premium                                       56,272.05              0.00         0.00
         Certificate Insurer Premium Supplement                                 0.00              0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00              0.00         0.00
(vii)    Transition Expenses to successor Servicer                              0.00              0.00         0.00
     (B) Class B Principal Distributable Amount -                         153,850.15              0.00         0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00              0.00         0.00
         Current Month Class B Principal Shortfall                              0.00              0.00         0.00
         Adjusted Class B Principal Distributable Amount                  153,850.15              0.00         0.00
     (C) Excess Interest (Shortage) Amount for Deposit                  1,628,826.02              0.00         0.00
          to (withdrawl from) Spread Account                                                      0.00         0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                                167,621,822.47
                    Class A Principal Distributions                                                       2,923,152.77
           Class A End of Period Principal Balance                                                      164,698,669.70

           Class B Beginning of Period Principal Balance                                                  8,822,200.85
                    Class B Principal Distributable Amount                                                  153,850.15
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                    8,668,350.70
                    Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                     8,668,350.70

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            6,010,764.68
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   1,173,307.39
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,837,457.29

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      4,837,457.29
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                  75,356.30
     (iii)  Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                              0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,762,100.99

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     4,762,100.99
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,923,152.77
     (iii) Prior  month(s)  carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                      0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                         NO
           Amount Remaining for Further Distribution/(Deficiency)                                         1,838,948.22

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    1,838,948.22
     (vi)  Certificate Insurer Premium                                                                       56,272.05
     (v)   Certificate Insurer Premium Supplement                                                                 0.00
           Deficiency  Amount                                                                                     0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                                 0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                             NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     1,782,676.17

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      1,782,676.17
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                           153,850.15
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                             NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                1,628,826.02
           Withdrawl from Spread Account to B PieceCover Shortfalls                                               0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,628,826.02
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                                9,521,000.00
                                  Purchased receivables more than 30 days delinquent                         59,560.55

                                  Total                                                                   9,580,560.55

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    194,636,936.06
                    Delinquency Ratio                                                                            4.92%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                  4.92%
                           Delinquency Ratio for second preceding Determination Date                             4.38%
                           Delinquency Ratio for third preceding Determination Date                              3.65%

                    Average Delinquency Ratio                                                                    4.32%       4.32%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                     788,755.90
                                  Current Period Defaulted Receivables                                    1,089,099.13
                                                                                                  ---------------------
                                  Total                                                                   1,877,855.03

                                  Cumulative Defaulted Receivables                                        1,877,855.03
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Default Ratio                                                                     1.00%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                            23,362.11

                                  Cram Down Losses                                                                0.00
                                  Net Liquidation Proceeds                                                   (5,290.88)
                                                                                                  ---------------------
                                  Net Liquidation Losses                                                     18,071.23
                                  Cumulative Previous Net Losses                                            161,874.87
                                                                                                  ---------------------
                                  Cumulative Net Losses                                                     179,946.10
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Net Loss Ratio                                                                    0.10%

Additional Pool Information:
           Weighted Average Original Term                                                                        57.10
           Weighted Average Remaining Term                                                                       51.43
           Weighted Average Annual Percentage Rate                                                              20.35%
     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                    23,404,547.75
                           18.5% of Outstanding Certificate Balance                                                   32,072,898.77
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                           23,404,547.75

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       5,608,644.56
                           Outstanding Certificate Balance                                                           173,367,020.40
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                          5,608,644.56

           Required Spread Account Amount                                                                23,404,547.75
           Beginning of Period Spread Account Balance                                                    17,544,282.20
           Spread Account Deposit (Withdrawal) from Current Distributions                                 1,628,826.02
           Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
           Allocations of cash releases from previous pools                                                       0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 4,231,439.53
           Earnings on Spread Account Balance                                                                77,402.23
           Amount of Spread Account deposit (withdrawal)                                                          0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
           Net Spread Account Withdrawl to Seller                                                                 0.00
           Ending Spread Account Balance                                                                 19,250,510.45


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-2
                     6.09% Class A Asset-Backed Certificates
                    10.34% Class B Asset-Backed Certificates


Distribution Date                                                8/17/98
Collection Period                                                7/98

     Under the Pooling and  Servicing  Agreement  dated as of April 8, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:



     1     Certificates.

           (a)    The aggregate amount of the distribution
                  to Class A Certificateholders on the Distribution
                  Date set forth above                                                                  $3,739,786.45

           (b)    The amount of the distribution set forth in
                  paragraph A.1. (a) above in respect of interest                                         $993,136.09

           (c)    The amount of the distribution set forth in
                  in paragraph A.1. (a) above in respect of principal                                   $2,746,650.36

           (d)    The amount of the distribution set forth in
                  paragraph A.1. (a) above, per  $1,000 interest                                               $18.65

           (e)    The amount of the distribution set forth in
                  paragraph A.1. (b) above, per $1,000 interest                                                 $4.95

           (f)    The amount of the distribution set forth in
                  paragraph A.1. (c) above, per $1,000 interest                                                $13.70

           (g)    The  aggregate   amount  of  the   distribution   to  Class  B
                  Certificateholders on the Distribution Date set forth above
                  (given to the Collateral Agent for deposit into the Spread Account)                     $233,308.51

           (h)    The amount of the distribution set forth in
                  paragraph A.1. (g) above in respect of interest                                          $88,747.96

           (i)    The amount of the distribution set forth in
                  in paragraph A.1. (g) above in respect of principal                                     $144,560.55

           (j)    Scheduled Payments due in such Collection Period                                      $5,852,900.56

           (k)    Scheduled Payments collected in such
                  Collection Period                                                                     $5,762,595.23

B.   Information Regarding the Performance of the Trust.
     1     Certificate Balances
           (a)    The original aggregate Principal Balance of the
                  Certificates as of the closing date                                                 $211,042,290.00

           (b)    The aggregate  principal balance of the Certificates as of the close  of  business  on the last day set  forth  above,  after
                  giving effect to payments allocated to principal in paragraph A 1 (c) above         $203,100,199.62

           (c) The Aggregate Pool factor as of the close of busines
                  on the last day set forth above                                                           0.9623673

     2     Servicing Fee and Purchased Receivables.
           (a)    The aggregate amount of the Servicing Fee
                  (exclusive of the Standby Fee paid to the
                  Standby Servicer) paid to the Servicer with
                  respect to the Collection Period set forth above                                        $367,935.06

           (b)    The  aggregate  amount of the  Standby Fee paid to the Standby
                  Servicer with respect to the
                  Collection Period set forth above.                                                        $4,291.49

           (c)    The amount of the payment set forth in
                  paragraph B.2. (a) above per $1,000 interest                                                  $1.84

           (d)    The amount of the payment set forth in
                  paragraph B.2. (b) above per $1,000 interest                                                  $0.02

           (e)    The amount of any unpaid Servicing Fee                                                        $0.00

           (f)    The change in the amount of any unpaid
                  Servicing Fee from the prior Distribution Date                                                $0.00

                  The number and aggregate  Purchase Amount of Receivables  that became  Purchased  Receivables  during the related  Collection
                  Period
                         Number                                                                                    15
                         Aggregate Purchase Amount                                                        $187,009.34

     3     Payment Shortfalls.
           (a)    The amount of the Class A Interest  Carryover  shortfall after giving effect to the payments set forth in
                  paragraph A.1. (b) above                                                                      $0.00

           (b)    The amount of the Class A Principal  Carryover Shortfall after giving effect to the payment set forth in
                  paragraph A.1. (c) above                                                                      $0.00

           (c)    The amount of the Class B Interest  Carryover  shortfall after giving effect to the payments set forth in
                  paragraph A.1. (h) above                                                                      $0.00

           (d)    The amount of the Class B Principal  Carryover Shortfall after giving effect to the payment set forth in
                  paragraph A.1. (i) above                                                                      $0.00


     4     Payahead Account.
           (a)    The aggregate Payahead Balance on the
                  prior Distribution Date                                                                  $47,689.27

           (b)    Distributions (to) from Collection Account                                              ($11,202.85)
                  for Payaheads
           (c)    Interest earned on Payahead Balances                                                        $350.42

           (d)    Ending Payahead Account Balance                                                          $36,836.84

     5     Spread Account.
           (a)    The  Specified  Spread  Account  Balance  with respect to such
                  Distribution  Date  and  the  Spread  Account  Balance  on the
                  Distribution  Date set forth  above,  after  giving  effect to distributions made on such Distribution Date
                         Specified Spread Account Balance                                              $27,418,526.95
                         Spread Account Balance                                                        $15,107,726.59

           (b)    The change in the spread account on the Distribution
                   Date set forth above                                                                 $2,163,904.74

     6     Policy
           (a)    The amount paid to the Certificateholders
                  under the Policy for such Distribution Date                                                   $0.00

           (b)    The amount distributable to the Certificate
                  Insurer on such Distribution Date                                                        $65,922.94

     7     Losses and Delinquencies.
           (a)    The aggregate amount of Realized Losses on the
                  Distribution Date set forth above                                                         $4,885.92

           (b)    The change in the aggregate amount of
                  Realized Losses from the prior Distribution Date                                              $0.00

           (c)    The  number of  Receivables  and the  aggregate  gross  amount scheduled  to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent  between 31 and 59 days
                         Number                                                                                   407
                         Aggregate Gross Amount                                                         $5,353,000.00

           (d)    The  number of  Receivables  and the  aggregate  gross  amount scheduled  to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                         Number                                                                                   185
                         Aggregate Gross Amount                                                         $2,466,000.00

     8     Performance Triggers
           (a)    Delinquency Ratio                                                                             3.55%

           (b)    Average Delinquency Ratio                                                                     2.32%

           (c)    Cumulative Default Ratio                                                                      0.06%

           (d)    Cumulative Net Loss Ratio                                                                     0.00%

           (e)    Is a Portfolio Performance Test violation continuing?                                            No

           (f)    Has an Insurance Agreement Event of Default occurred?                                            No
CPS Auto Grantor Trust 1998-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00


Inputs
     Gross Collection Proceeds:                                                                          6,624,899.10
     Lock Box NSF Items:                                                                                  (134,707.16)
     Transfers from (to) Payahead Account:                                                                  11,202.85
     Collection Account Interest                                                                            24,191.36
     Payahead Account Interest                                                                                 350.42
     Total Collection Proceeds:                                                                          6,525,936.57
     For Distribution Date:                                                                                   8/17/98
     For Determination Date:                                                                                  8/10/98
     For Collection Period:                                                                                      7/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 205,991,411.09
                                 Principal portion of payments collected (non-prepayments)                             2,122,983.65
                                 Prepayments in full allocable to principal                                              576,332.00
                         Collections allocable to principal                                              2,699,315.65
                         Partial prepayments relating to various contracts or policies                           0.00
                         Liquidation Proceeds allocable to principal                                             0.00
                         Purchase Amounts allocable to principal                                           187,009.34
                                                                                              ------------------------
                  Total Principal                                                                        2,886,324.99

                  Realized Losses                                                                            4,885.92
                  Cram Down Losses                                                                               0.00

           Ending Principal Balance                                                                    203,100,200.18

           Interest
                         Collections allocable to interest                                               3,639,611.58
                         Liquidation Proceeds allocable to interest                                              0.00
                         Purchase Amounts allocable to interest                                                  0.00
                         Recoveries from Liquidated Receivables from prior periods                               0.00
                                                                                              ------------------------
                  Total Interest                                                                         3,639,611.58


     Certificate Information
           Beginning of Period Class A Principal Balance                                               195,691,840.50
           Beginning of Period Class B Principal Balance                                                10,299,570.03

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   12,943,821.85
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            24,616.04
           Aggregate Payahead Balance                                                                       36,486.42
           Aggregate Payahead Balance for preceding Distribution Date                                       47,689.27
           Interest Earned on Payahead Balances                                                                350.42
           Scheduled Payments due in Collection Period                                                   5,852,900.56
           Scheduled Payments collected in Collection Period                                             5,762,595.23
           Aggregate Amount of Realized Losses for preceding Distribution Date                               4,885.92

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                    819.99
           Collateral Agent's expenses                                                                           0.00
           Transition Expenses to Standby Servicer                                                               0.00
           Transition Expenses to successor Servicer                                                             0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                      0.00
           Unpaid Servicing Fee from prior Collection Periods                                                    0.00
           Unpaid Trustee Fee from prior Collection Periods                                                      0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                            407      5,353,000.00
           60+ days delinquent                                                                                185      2,466,000.00


     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                               15        187,009.34

     Information for Portfolio Performance Tests
           Principal Balance of all Receivables  delinquent more than 30 days as of the close  of business on the last day of the
                  related Collection Period.                                                             7,819,000.00
           Principal  Balance  of  all   Receivables   that   became   Purchased
                  Receivables as of the close of business on the last
                  day of the related  Collection Period and that were delinquent
                  30 days or more.                                                                         187,009.34
           Principal  Balance  of  all   Receivables   that   became   Defaulted
                  Receivables during the related Collection Period.                                         91,014.11

           Delinquency Ratio for second preceding Determination Date                                            2.16%
           Delinquency Ratio for third preceding Determination Date                                             1.24%

           Cumulative Defaults for preceding Determination Date                                             35,188.51

           Cumulative Net Losses for preceding Determination Date                                            5,459.42


           Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

Calculations

     Total Distribution Amount
                         All collections on receivables (incl. amts from payahead, excl.
                         amounts deposited into payahead)                                                6,338,927.23
                         Liquidation Proceeds                                                                    0.00
                         Recoveries                                                                              0.00
                         Purchase Amounts                                                                  187,009.34
                         Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                      0.00
                         Investment earnings from Collection Account                                             0.00
                         Investment earnings from Payahead Account                                               0.00
                                                                                              ------------------------
           Total Distribution Amount                                                                     6,525,936.57


     Distributable Amount
           Principal Distributable Amount
                         Principal portion of payments collected (non-prepayments)                       2,122,983.65
                         Prepayments in full allocable to principal                                        576,332.00
                         Principal Balance of Liquidated Receivables                                         4,885.92
                         Purchase Amounts allocable to principal                                           187,009.34
                         Cram Down Losses                                                                        0.00
                                                                                              ------------------------
                  Principal Distributable Amount                                                         2,891,210.91

           Class A Principal Distributable Amount
                  Principal Distributable Amount                                                         2,891,210.91
                  Times Class A Percentage (95%)                                                                  95%
                                                                                              ------------------------
                                                                                                         2,746,650.36
                  Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                          0.00
                                                                                              ------------------------
                  Class A Principal Distributable Amount                                                 2,746,650.36

           Class A Interest Distributable Amount
                  Beginning of Period Principal Balance of the Certificates                            195,691,840.50
                  Multiplied by Certificate Pass-Through Rate                                                   6.09%
                  Multiplied by 30/360                                                                      0.0833333
                                                                                              ------------------------
                  Class A Interest Distributable Amount                                                    993,136.09


           Class B Principal Distributable Amount
                  Principal Distributable Amount                                                         2,891,210.91
                  Times Class B Percentage (5%)                                                                    5%
                                                                                              ------------------------
                  Class B Principal Distributable Amount                                                   144,560.55

           Class B Interest Distributable Amount
                  Beginning of Period Principal Balance of the Certificates                             10,299,570.03
                  Multiplied by Certificate Pass-Through Rate                                                  10.34%
                  Multiplied by 30/360                                                                      0.0833333
                                                                                              ------------------------
                  Class B Coupon Interest Amount                                                            88,747.96


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                              ------------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                              ------------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                              ------------------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                              ------------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                              Use       Source      act distributed         Source
                                                                              ---       ------      ---------------         ------

(i)    Standby Fee                                                        4,291.49    6,525,936.57         4,291.49    6,525,936.57
       Servicing Fee (2.0%)                                             343,319.02    6,521,645.08       343,319.02            0.00
       Additional Servicing Fee Amounts                                  24,616.04    6,178,326.06        24,616.04            0.00
          (late fees,prepayment charges, etc.)
       Unpaid Standby Fee from prior Collection Periods                       0.00    6,153,710.02             0.00
       Unpaid Servicing Fee from prior Collection Periods                     0.00    6,153,710.02             0.00
(ii)   Transition Expenses to Standby Servicer                                0.00    6,153,710.02             0.00
(iii)  Trustee Fee                                                        1,287.45    6,153,710.02         1,287.45
       Trustee's out-of-pocket expenses                                     819.99    6,152,422.57           819.99
       Unpaid Trustee Fee from prior Collection Periods                       0.00    6,151,602.58             0.00
       Unpaid Trustee's out-of-pocket expenses from prior                     0.00    6,151,602.58             0.00
          Collection Periods
(iv)   Collateral Agent Fee                                               1,287.45    6,151,602.58         1,287.45
       Collateral Agent Expenses                                              0.00    6,150,315.13             0.00
       Unpaid Collateral Agent  Fee from prior                                0.00    6,150,315.13             0.00
          Collection Periods
       Unpaid Collateral Agent Expenses from prior                            0.00    6,150,315.13             0.00
          Collection Periods
(v)    Class A Interest Distributable Amount -                          993,136.09    6,150,315.13       993,136.09
          Unadjusted
       Prior Month(s) Class A Carryover Shortfall                             0.00    5,157,179.04             0.00
       Class A Interest Carryover Shortfall                                   0.00    5,157,179.04             0.00
       Interest on Interest Carryover from Prior Months                       0.00    5,157,179.04             0.00
       Current Month Class A Interest Carryover Shortfall                     0.00    5,157,179.04             0.00
       Class A Interest Distributable Amount                            993,136.09    5,157,179.04       993,136.09
(vi)   Class B Coupon Interest - Unadjusted                              88,747.96    4,164,042.95        88,747.96
       Class B Interest Carryover Shortfall - Previous Month(s)               0.00    4,075,294.99             0.00
       Interest on B Interest Shortfall - Previous Month(s)                   0.00    4,075,294.99             0.00
       Interest on Interest Carryover from Prior Months                       0.00    4,075,294.99             0.00
       Current Month Class B Interest Shortfall                               0.00    4,075,294.99             0.00
       Adjusted Class B Interest Distributable Amount                    88,747.96    4,075,294.99        88,747.96
(vii)  Class A Principal Distributable Amount - Current Month         2,746,650.36    3,986,547.03     2,746,650.36    3,779,286.21
       Class A Principal Carryover Shortfall - Previous Month(s)              0.00    1,239,896.67             0.00
       Current Month Class A Principal Shortfall                              0.00    1,239,896.67             0.00
       Withdrawl from Spread Account to Cover Shortfall                       0.00    1,239,896.67             0.00
       Class A Principal Distribution Amount                          2,746,650.36    1,239,896.67     1,239,896.67    1,032,635.84
(viii) Certificate Insurer Premium                                       65,922.94            0.00             0.00
       Certificate Insurer Premium Supplement                                 0.00            0.00             0.00
       Other Reimbursement Obligations to Certificate Insurer                 0.00            0.00             0.00
(ix)   Transition Expenses to successor Servicer                              0.00            0.00             0.00
(x)    Class B Principal Distributable Amount - Unadjusted              144,560.55            0.00             0.00
       Class B Principal Carryover Shortfall - Previous Month(s)              0.00            0.00             0.00
       Current Month Class B Principal Carryover Shortfall                    0.00            0.00             0.00
       Adjusted Class B Principal Distributable Amount                  144,560.55            0.00             0.00
(xi)   Remaining amounts to Collateral Agent for deposit in           2,111,297.23            0.00             0.00
        Spread Account                                                                                        0.00
     Certificate Balance
           Class A Beginning of Period Principal Balance                                               195,691,840.50
                  Class A Principal Distributions                                                        2,746,650.36
           Class A End of Period Principal Balance                                                     192,945,190.14

           Class B Beginning of Period Principal Balance                                                10,299,570.03
                  Class B Principal Distributable Amount                                                   144,560.55
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  10,155,009.48
                  Withdrawl from Spread Account to Cover B Shortfalls                                            0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   10,155,009.48

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                           6,525,936.57
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                  1,368,757.53
     (iii) Prior month(s) carryover shortfalls                                                                   0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                       0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
           Amount Remaining for Further Distribution/(Deficiency)                                        5,157,179.04

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  5,157,179.04
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                 88,747.96
     (iii)  Prior  month(s)  carryover shortfalls                                                                0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                        0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                        5,068,431.08

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    5,068,431.08
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,746,650.36
     (iii) Prior  month(s)  carryover shortfalls                                                                 0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                     0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                        NO
           Amount Remaining for Further Distribution/(Deficiency)                                        2,321,780.72

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                              2,321,780.72
           Certificate Insurer Premium                                                                      65,922.94
           Certificate Insurer Premium Supplement                                                                0.00
           Deficiency Amount                                                                                     0.00
           Withdrawl from Spread Account to Cover Deficiency                                                     0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                        2,255,857.78

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     2,255,857.78
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          144,560.55
     (iii) Prior month(s) carryover shortfalls                                                                   0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                            NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)               2,111,297.23
           Withdrawl from Spread Account to B PieceCover Shortfalls                                              0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               2,111,297.23

Calculations
           Performance Measures
                  Calculation of Delinquency Ratio (Current Period)
                         Delinquency Amount
                                 Receivables more than 30 days delinquent                                7,819,000.00
                                 Purchased receivables more than 30 days delinquent                        187,009.34
                                                                                              ------------------------
                                 Total                                                                   8,006,009.34

                         Aggregate Gross  Principal  Balance  as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    225,334,499.64
                  Delinquency Ratio                                                                             3.55%

                  Calculation of Average Delinquency Ratio
                         Delinquency Ratio for most recent Determination Date                                   3.55%
                         Delinquency Ratio for second preceding Determination Date                              2.16%
                         Delinquency Ratio for third preceding Determination Date                               1.24%
                                                                                              ------------------------
                  Average Delinquency Ratio                                                                     2.32%        2.32%

                  Calculation of Cumulative Default Ratio
                         Default Amount
                                 Principal Balance of Previously Defaulted Receivables                      35,188.51
                                 Current Period Defaulted Receivables                                       91,014.11
                                                                                              ------------------------
                                 Total                                                                     126,202.62

                                 Cumulative Defaulted Receivables                                          126,202.62
                                 Original Pool Balance                                                 211,042,290.56

                  Cumulative Default Ratio                                                                      0.06%

                  Calculation of Cumulative Net Loss Ratio
                         Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                             4,885.92

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                        0.00
                                                                                              ------------------------
                                 Net Liquidation Losses                                                      4,885.92
                                 Cumulative Previous Net Losses                                              5,459.42
                                                                                              ------------------------
                                 Cumulative Net Losses                                                      10,345.34
                                 Original Pool Balance                                                 211,042,290.56

                  Cumulative Net Loss Ratio                                                                     0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                       57.46
           Weighted Average Remaining Term                                                                      53.87
           Weighted Average Annual Percentage Rate                                                             20.40%

     Spread Account
           Spread Account Cap
                         13.5% of Outstanding Certificate Balance                                                     27,418,526.95
                         19.5% of Outstanding Certificate Balance                                                     39,604,538.93
                         Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                         Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N
                                                                                                                     ---------------
                  Cap Amount                                                                            27,418,526.95

           Spread Account Floor
                         3% of the Initial Certificate Balance                                                         6,331,268.70
                         Outstanding Certificate Balance                                                             203,100,199.62
                         Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                  Floor Amount                                                                           6,331,268.70

           Required Spread Account Amount                                                               27,418,526.95
           Beginning of Period Spread Account Balance                                                   12,943,821.85
           Spread Account Deposit (Withdrawal) from Current Distributions                                2,111,297.23
           Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
           Required addition to/(eligible withdrawal from) Spread Account                               12,363,407.87
           Earnings on Spread Account Balance                                                               52,607.51
           Amount of Spread Account deposit (withdrawal)                                                         0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                   0.00          0.00
           Net Spread Account Withdrawl to Seller                                                                0.00
           Ending Spread Account Balance                                                                15,107,726.59

     Reserve Fund
                  Initial Class B Certificate Balance                                                   10,552,114.40
                  Aggregate Pool Factor                                                                     0.9623673
                  Class B Principal %                                                                           5.00%
                  Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                  N

           Requisite Amount
                         If both tests for reduction have NOT been met, then
                             10% of Original Class B Outstanding Certificate Balance                                   1,055,211.40
                         otherwise
                             10% of Class B Outstanding Certificate Balance                                            1,015,500.95
                         or
                  Cap Amount                                                                             1,055,211.40

           Reserve Fund Floor
                         Outstanding Class B Certificate Balance                                                      10,155,009.48
                         Minimum Floor                                                                                   300,000.00

                  Floor Amount                                                                             300,000.00

           Required Reserve Fund Amount                                                                  1,055,211.40
           Beginning of Period Reserve Fund Balance                                                      1,059,599.42
           Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
           Required addition to/(eligible withdrawal from) Reserve Fund                                     (4,388.02)
           Earnings on Reserve Fund Balance                                                                  4,545.19
           Amount of Reserve Fund deposit (withdrawal)                                                      (8,933.21)
           Ending Reserve Fund Balance                                                                   1,055,211.40

IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          ----------------------------------------------------

                                 Name:                      James L. Stock
                                          ----------------------------------------------------
                                 Title:                      Vice President
                                          ----------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1998-3
                      5.6375% Asset-Backed Notes, Class A-1
                      5.8550% Asset-Backed Notes, Class A-2
                      5.9950% Asset-Backed Notes, Class A-3
                      6.0800% Asset-Backed Notes, Class A-4
                                  (Revised #2)

Distribution Date                                                 8/17/98
Collection Period                                                 7/98

     Under  the Sale and  Servicing  Agreement  dated  as of July 8,  1998  (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $5,475,214.57

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $101,475.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,373,739.57

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                  $152.09

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.82

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $149.27

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $254,367.22

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $254,367.22

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $2.76

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $2.76

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                   $70,774.31

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $70,774.31

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $2.83

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $2.83

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $236,958.54

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $236,958.54

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $0.00

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $2.87

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                               $240,339,160.19

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $230,158,260.43

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9576394

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $253,104.23

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,004.24

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $7.03

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                  17
                          Aggregate Purchase Amount                                                      $215,639.66

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The  amount  of the Class A-3  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The  amount  of the Class A-4  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00


     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $26,123,331.92
                          Spread Account Balance                                                      $19,235,186.04

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $8,053.22

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $68,861.52

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                           $0.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 198
                          Aggregate Gross Amount                                                       $2,636,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                   4
                          Aggregate Gross Amount                                                          $37,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                           1.10%

          (b)      Average Delinquency Ratio                                                                   1.10%

          (c)      Cumulative Default Ratio                                                                    0.00%

          (d)      Cumulative Net Loss Ratio                                                                   0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                          No

CPS Auto Receivables Trust 1998-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         6,388,973.51
     Lock Box NSF Items:                                                                                  (22,183.08)
     Total Collection Proceeds:                                                                         6,366,790.43
     For Distribution Date:                                                                                  8/17/98
     For Determination Date:                                                                                 8/10/98
     For Collection Period:                                                                                     7/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                 240,339,160.19
          Beginning Principal Balance of Subsequent Receivables Transfered                                      0.00
                                                                                            -------------------------
          Aggregate Beginning Principal Balance                                                       240,339,160.19
                                 Principal portion of payments collected (non-prepayments)                             2,107,627.93
                                 Prepayments in full allocable to principal                                              531,057.00
                          Collections allocable to principal                                            2,638,684.93
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                           0.00
                          Purchase Amounts allocable to principal                                         215,639.66
                                                                                            -------------------------
                   Total Principal                                                                      2,854,324.59

                   Realized Losses                                                                              0.00
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    237,484,835.60

          Prefunding
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          Interest
                          Collections allocable to interest                                             3,512,465.84
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                             0.00
                                                                                            -------------------------
                   Total Interest                                                                       3,512,465.84

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                              36,000,000.00
          Beginning of Period Class A-2 Principal Balance                                              92,000,000.00
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                   19,227,132.82
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            12,765.07
          Scheduled Payments due in Collection Period                                                   6,698,177.90
          Scheduled Payments collected in Collection Period                                             5,620,093.77
          Aggregate Amount of Realized Losses for preceding Distribution Date                                   0.00

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                  4,454.80
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                # of Receivables     of Receivables
          31 - 59 days delinquent                                                                            198       2,636,000.00
          60+ days delinquent                                                                                  4          37,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                # of Receivables      of Receivables
                                                                                                              17         215,639.66

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                            2,673,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                   215,639.66
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                       0.00

          Delinquency Ratio for second preceding Determination Date                                            0.00%
          Delinquency Ratio for third preceding Determination Date                                             0.00%

          Cumulative Defaults for preceding Determination Date                                                  0.00

          Cumulative Net Losses for preceding Determination Date                                                0.00

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,151,150.77
                          Liquidation Proceeds                                                                  0.00
                          Recoveries                                                                            0.00
                          Purchase Amounts                                                                215,639.66
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                     0.00
                          Investment earnings from Collection Account                                       1,733.52
                                                                                            -------------------------
          Total Distribution Amount                                                                     6,368,523.95
     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,107,627.93
                          Prepayments in full allocable to principal                                      531,057.00
                          Principal Balance of Liquidated Receivables                                           0.00
                          Purchase Amounts allocable to principal                                         215,639.66
                          Cram Down Losses                                                                      0.00
                                                                                            -------------------------
                   Principal Distributable Amount                                                       2,854,324.59

          Class A Target Amount
                      90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                   237,484,835.60
                                                                                            -------------------------

                                                                                                      213,736,352.04        166.98%

                                                                                                                   Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                          98.0%
                       NEED TO CHANGE TO A FOMULA (SEE PG S-8 OF PROSPECTUS)
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        90.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   39.1%
                                                                                            -------------------------
                                                                                                               98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,854,324.59
                   Times Class A Noteholders' Percentage                                                         98%
                       NEED TO CHANGE TO A FOMULA (SEE PG S-8 OF PROSPECTUS)
                                                                                            -------------------------
                                                                                                        2,797,238.10
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                            -------------------------
                   Class A Principal Distributable Amount                                               2,797,238.10

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  36,000,000.00
                   Multiplied by the Note Rate                                                               5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0500000
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  101,475.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  92,000,000.00
                   Multiplied by the Note Rate                                                               5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0472222
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  254,367.22

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                               5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0472222
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                   70,774.31

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                               6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0472222
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  236,958.54

          Excess Interest Amount
                   Total Distribution Amount                                                            6,368,523.95
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,460,813.17
                   Class A Interest Carrover Shortfall                                                          0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               6,239.32
                   Standby Servicer distributions                                                           3,004.24
                   Servicer distributions                                                                 253,104.23
                   Insurance and Reimbursement Obligations                                                 68,861.52
                                                                                            -------------------------
                                                                                                        2,576,501.47
Carryover Shortfalls from Prior Periods
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                            -------------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use       Source      act distributed     Source
                                                                              ---       ------      ---------------     ------

(i)      Standby Fee                                                         3,004.24    6,368,523.95       3,004.24  6,368,523.95
         Servicing Fee (2.0%)                                              240,339.16    6,365,519.71     240,339.16          0.00
         Additional Servicing Fee Amounts                                   12,765.07    6,125,180.55      12,765.07          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00    6,112,415.48           0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00    6,112,415.48           0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00    6,112,415.48           0.00
(iii)    Indenture Trustee Fee                                                 901.27    6,112,415.48         901.27
         Indenture Trustee's out-of-pocket expenses                          4,454.80    6,111,514.20       4,454.80
         Unpaid Indenture Trustee Fee from prior Collection Periods              0.00    6,107,059.40           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                         0.00    6,107,059.40           0.00
          prior Collection Periods
         Owner Trustee Fee                                                       0.00    6,107,059.40           0.00
         Owner Trustee's out-of-pocket expenses                                  0.00    6,107,059.40           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                  0.00    6,107,059.40           0.00
         Unpaid Owner Trustee's out-of-pocket exp -                              0.00    6,107,059.40           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                  883.25    6,107,059.40         883.25
         Collateral Agent Expenses                                               0.00    6,106,176.16           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods              0.00    6,106,176.16           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods          0.00    6,106,176.16           0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month           101,475.00    6,106,176.16           0.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                   0.00    6,004,701.16           0.00
         Class A-1 Interest Carryover Shortfall                                  0.00    6,004,701.16           0.00
         Interest on Interest Carryover from Prior Months                        0.00    6,004,701.16           0.00
         Current Month Class A-1 Interest Carryover Shortfall                    0.00    6,004,701.16           0.00
         Class A-1 Interest Distributable Amount                           101,475.00    6,106,176.16     101,475.00
     (B) Class A-2 Interest Distributable Amount - Current Month           254,367.22
         Prior Month(s) Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Carryover Shortfall                                  0.00
         Interest on Interest Carryover from Prior Months                        0.00
         Current Month Class A-2 Interest Carryover Shortfall                    0.00
         Class A-2 Interest Distributable Amount                           254,367.22    6,004,701.16     254,367.22
(vi) (A) Class A-3 Note Interest - Unadjusted                               70,774.31
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)         0.00
         Interest on Interest Shortfall - Previous Month(s)                      0.00
         Current Month Class A-3 Interest Shortfall                              0.00
         Adjusted Class A-3 Interest Distributable Amount                   70,774.31    5,750,333.94      70,774.31
     (B) Class A-4 Note Interest - Unadjusted                              236,958.54
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)         0.00
         Interest on Interest Shortfall - Previous Month(s)                      0.00
         Current Month Class A-4 Interest Shortfall                              0.00
         Adjusted Class A-4 Interest Distributable Amount                  236,958.54    5,679,559.63     236,958.54
(vii)    Class A Principal Distributable Amount - Current Month          2,797,238.10
         Class A Principal Carryover Shortfall - Previous Month(s)               0.00
         Current Month Class A Principal Shortfall                               0.00
         Withdrawl from Spread Account to Cover Shortfall                        0.00
         Class A Total Adjusted Distributable Amount                     2,797,238.10    5,442,601.09   2,797,238.10
         Class A Principal Distribution Amount to Class A-1              2,797,238.10    5,442,601.09   2,797,238.10           0.00
         Class A Principal Distribution Amount to Class A-2                      0.00    2,645,362.99           0.00           0.00
         Class A Principal Distribution Amount to Class A-3                      0.00    2,645,362.99           0.00
         Class A Principal Distribution Amount to Class A-4                      0.00    2,645,362.99           0.00
(viii)   Note Insurer Premium                                               68,861.52    2,645,362.99      68,861.52
         Note Insurer Premium Supplement                                         0.00    2,576,501.47           0.00           0.00
         Other Reimbursement Obligations to Note Insurer                         0.00    2,576,501.47           0.00
(ix)     Transition Expenses to successor Servicer                               0.00    2,576,501.47           0.00
(xi)     Until the Target Payment Date, remaining amount to              2,576,501.47    2,576,501.47   2,576,501.47
          Class A Noteholders
         Amount to Class A-1 Noteholders                                 2,576,501.47            0.00           0.00
         Amount to Class A-2 Noteholders                                         0.00
         Amount to Class A-3 Noteholders                                         0.00
         Amount to Class A-4 Noteholders                                         0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist.               0.00
          Amount
(xiii)   After an Event of Default, Certificateholders' Prin. Dist.              0.00
          Amount
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.          0.00
         Spread Account withdrawl for deficiencies                               0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                               36,000,000.00
                   Class A-1 Principal Distributions                                                    2,797,238.10
          Class A-1 End of Period Principal Amount (prior to turbo)                                    33,202,761.90
                   Additional Principal Distribution                                                    2,576,501.47
          Class A-1 End of Period Principal Amount                                                     30,626,260.43

          Class A-2 Beginning of Period Principal Amount                                               92,000,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    92,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     92,000,000.00

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00
Class A-1 Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                      6,368,523.95
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  5.8(a)  (i) and (v)A            363,822.79
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,004,701.16

Class A-2 Deficiency - Interest
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (v) B                        6,004,701.16
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) B                          254,367.22
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        5,750,333.94

Class A-3 Deficiency - Interest
     (i) Amounts  available to make payments  pursuant to Section  5.8(a) (vi) A                        5,750,333.94
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) A                           70,774.31
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        5,679,559.63

Class A-4 Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                    5,679,559.63
     (ii) Current  distribution  amounts payable  pursuant to Section  5.8(a)  (vi)  and (x)              236,958.54
     (iii)Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        5,442,601.09

Class A-1 Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                        5,442,601.09
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                        2,797,238.10
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,645,362.99

Class A-2 Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                        2,645,362.99
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                           68,861.52
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,576,501.47

Class A-3 Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                        2,576,501.47
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                                0.00
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,576,501.47

Class A-4 Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                        2,576,501.47
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                                0.00
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,576,501.47

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          2,645,362.99
     (vi) Note Insurer Premium                                                                             68,861.52
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency   Amount                                                                                   0.00
          Withdrawl  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                           NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                    2,576,501.47


Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,673,000.00
                                 Purchased receivables more than 30 days delinquent                       215,639.66
                                                                                            -------------------------
                                 Total                                                                  2,888,639.66

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   262,703,754.53
                   Delinquency Ratio                                                                           1.10%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                 1.10%
                          Delinquency Ratio for second preceding Determination Date                            0.00%
                          Delinquency Ratio for third preceding Determination Date                             0.00%
                                                                                            -------------------------
                   Average Delinquency Ratio                                                                   1.10%          0.37%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                          0.00
                                 Current Period Defaulted Receivables                                           0.00
                                                                                            -------------------------
                                 Total                                                                          0.00

                                 Cumulative Defaulted Receivables                                               0.00
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                    0.00%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                                0.00

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                       0.00
                                                                                            -------------------------
                                 Net Liquidation Losses                                                         0.00
                                 Cumulative Previous Net Losses                                                 0.00
                                                                                            -------------------------
                                 Cumulative Net Losses                                                          0.00
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                   0.00%

Additional Pool Information:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      55.88
          Weighted Average Annual Percentage Rate                                                             20.45%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                 237,484,835.60
                          minus the Securities Balance                                                230,158,260.43
                                                                                            -------------------------
                                                                                                        7,326,575.17
                          divided by the Aggregate Principal Balance                                           3.09%

          Floor OC Percent
                   Aggregate Principal Balance                                                        237,484,835.60
                   minus the Securities Balance                                                       230,158,260.43
                                                                                            -------------------------
                                                                                                        7,326,575.17
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                            -------------------------
                                                                                                               3.05%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     230,158,260.43
                          (ii) the sum of
                              (A)2.5% of the sum of                                                                            2.50%
                                 (I)   initial Aggregate Principal Balance                                           240,339,160.19
                                 (II)  balance of all Subsequent Receivables                                                   0.00

                                                                                                                       6,008,479.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           240,339,160.19

                                                                                                                              0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       6,008,479.00
                              (2)the product of:
                                 if no Trigger Event, 11%                                                                     11.00%
                                 if a Trigger Event, 20%                                                                      20.00%
                                 if a Portfolio Performance Event of Default, 30%                                             30.00%
                                 if an Insurance Agreement Event of Default, unlimited                                       100.00%
                                                                                                              11.00%
                                 times the Aggregate Principal Balance                                237,484,835.60
                                                                                            -------------------------
                                                                                                       26,123,331.92
                          Requisite Amount                                                             26,123,331.92

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                               26,123,331.92
          Beginning of Period Spread Account Balance                                                   19,227,132.82
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                6,896,199.10
          Earnings on Spread Account Balance                                                                8,053.22
          Amount of Spread Account deposit (withdrawal)                                                         0.00           0.00
          Net Spread Account Withdrawl to Seller                                                                0.00
          Ending Spread Account Balance                                                                19,235,186.04


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          --------------------------------------------------

                                 Name:                     James L. Stock
                                          --------------------------------------------------
                                 Title:                     Vice President
                                          --------------------------------------------------


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